    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 13, 2010
                                                       Registration No. 811-9689
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                   FORM N-1A
                                AMENDMENT NO. 68

TO THE REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]

                                ---------------

                            WELLS FARGO MASTER TRUST
                    (FORMERLY NAMED WELLS FARGO CORE TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 222-8222

                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

Explanatory Note: This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended, in order to reflect the departure of Lynne A. Royer of Wells Capital Management, Portfolio Manager for the Total Return Bond Portfolio, and to make certain non-material changes to the Registration Statement. Beneficial interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

================================================================================

[GRAPHIC APPEARS HERE]


                                JANUARY 13, 2010


                                    Part A

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  WELLS FARGO MASTER TRUST

C&B Large Cap Value Portfolio

Disciplined Growth Portfolio

Diversified Fixed Income Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Equity Income Portfolio

Equity Value Portfolio

Index Portfolio

Inflation-Protected Bond Portfolio

International Core Portfolio

International Growth Portfolio

International Index Portfolio

International Value Portfolio

Large Cap Appreciation Portfolio

Large Company Growth Portfolio

Managed Fixed Income Portfolio

Short-Term Investment Portfolio

Small Cap Index Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Small Cap Value Portfolio

Total Return Bond Portfolio


NOTE: RESPONSES TO FORM N-1A ITEMS 1, 2, 3, 4 AND 13 HAVE BEEN OMITTED PURSUANT TO PARAGRAPH (B)(2)(B) OF THE GENERAL INSTRUCTIONS TO FORM N-1A.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

ITEMS 5-7: SUMMARY OF INVESTMENT OBJECTIVES, PORTFOLIO MANAGEMENT, TRANSACTION POLICIES AND TAX INFORMATION



C&B Large Cap Value                     2
  Portfolio Summary
Disciplined Growth Portfolio            3
  Summary
Diversified Fixed Income                4
  Portfolio Summary
Diversified Stock Portfolio             5
  Summary
Emerging Growth Portfolio               6
  Summary
Equity Income Portfolio                 7
  Summary
Equity Value Portfolio                  8
  Summary
Index Portfolio Summary                 9
Inflation-Protected Bond               10
  Portfolio Summary
International Core Portfolio           11
  Summary
International Growth                   12
  Portfolio Summary
International Index                    13
  Portfolio Summary
International Value                    14
  Portfolio Summary
Large Cap Appreciation                 15
  Portfolio Summary
Large Company Growth                   16
  Portfolio Summary
Managed Fixed Income                   17
  Portfolio Summary
Short-Term Investment                  18
  Portfolio Summary
Small Cap Index Portfolio              19
  Summary
Small Company Growth                   20
  Portfolio Summary
Small Company Value                    21
  Portfolio Summary
Stable Income Portfolio                22
  Summary
Strategic Small Cap Value              23
  Portfolio Summary
Total Return Bond Portfolio            24
  Summary
Summary of Other Important             25
  Information
   Regarding Portfolio
Interests
Overview of Wells Fargo                26
  Master Trust


--------------------------------------------------------------------------------


ITEM 9: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS



C&B Large Cap Value Portfolio          28
Disciplined Growth Portfolio           29
Diversified Fixed Income               31
  Portfolio
Diversified Stock Portfolio            32
Emerging Growth Portfolio              33
Equity Income Portfolio                35
Equity Value Portfolio                 37
Index Portfolio                        38
Inflation-Protected Bond               39
  Portfolio
International Core Portfolio           41
International Growth                   43
  Portfolio
International Index Portfolio          45
International Value Portfolio          47
Large Cap Appreciation                 49
  Portfolio
Large Company Growth                   50
  Portfolio
Managed Fixed Income                   51
  Portfolio
Short-Term Investment                  52
  Portfolio
Small Cap Index Portfolio              53
Small Company Growth                   54
  Portfolio
Small Company Value Portfolio          55
Stable Income Portfolio                57
Strategic Small Cap Value              58
  Portfolio
Total Return Bond Portfolio            60
Description of Principal               62
  Investment Risks
Portfolio Holdings                     67
  Information

TABLE OF CONTENTS
--------------------------------------------------------------------------------


ITEM 10: MANAGEMENT, ORGANIZATION

AND CAPITAL STRUCTURE


About Wells Fargo Master               68
  Trust
The Investment Adviser                 68
The Sub-Advisers and                   71
  Portfolio Managers


--------------------------------------------------------------------------------


ITEM 11: INTERESTHOLDER INFORMATION AND
ITEM 12: DISTRIBUTION ARRANGEMENTS



Pricing Portfolio Interests            82
Purchasing Portfolio                   83
  Interests
Redeeming or Repurchasing              84
  Portfolio Interests
Distributions                          85
Taxes                                  86
For More Information           Back Cover

C&B LARGE CAP VALUE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.   KERMIT S. ECK, CFA, Partner, Portfolio Manager and Research Analyst/1992
                        DAREN C. HEITMAN, CFA, Partner, Portfolio Manager and Research Analyst/2005
                        STEVE LYONS, CFA, Principal Analyst and Portfolio Manager/2009
                        MICHEAL M. MEYER, CFA, Partner, Portfolio Manager and Research Analyst/1993
                        EDWARD W. O'CONNOR, CFA, Partner, Portfolio Manager and Research Analyst/2002
                        R. JAMES O'NEIL, CFA, Partner, Portfolio Manager and Research Analyst/1990
                        MEHUL TRIVEDI, CFA, Partner, Portfolio Manager and Research Analyst/1998



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                         C&B LARGE CAP VALUE PORTFOLIO SUMMARY 2

DISCIPLINED GROWTH PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Smith Asset         JOHN D. BRIM, CFA, Portfolio Manager / 1998
 Management Group,   ROYCE W. MEDLIN, CFA, Portfolio Manager/ 2006
 L.P.                STEPHEN S. SMITH, CFA, Principal, Chief Executive Officer and Chief Investment Officer / 1995



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 3 DISCIPLINED GROWTH PORTFOLIO SUMMARY

DIVERSIFIED FIXED INCOME PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 SSgA Funds         MICHAEL J. BRUNELL, Portfolio Manager / 2006
 Management, Inc.   ELYA SCHWARTZMAN, Lead Portfolio Manager and Vice President of SSgA/ 2006



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                    DIVERSIFIED FIXED INCOME PORTFOLIO SUMMARY 4

DIVERSIFIED STOCK PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 SSgA Funds         LYNN BLAKE, CFA, Portfolio Manager and Senior Managing Director of SSgA/ 1987
 Management, Inc.   DWAYNE HANCOCK, CFA, Portfolio Manager and Vice President of SSgA/1996



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 5 DIVERSIFIED STOCK PORTFOLIO SUMMARY

EMERGING GROWTH PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   JOSEPH M. EBERHARDY, CFA, CPA, Portfolio Manager / 2008
 Management      THOMAS C. OGNAR, CFA, Portfolio Manager/ 2007
 Incorporated    BRUCE C. OLSON, CFA, Portfolio Manager / 2007



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                             EMERGING GROWTH PORTFOLIO SUMMARY 6

EQUITY INCOME PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   GARY J. DUNN, CFA, CPA, Portfolio Manager / 1989
 Management      ROBERT M. THORNBURG, Portfolio Manager/ 2006
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 7 EQUITY INCOME PORTFOLIO SUMMARY

EQUITY VALUE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Systematic Financial   D. KEVIN MCCREESH, CFA, Portfolio Manager / 2003
 Management, LP         RONALD M. MUSHOCK, CFA Portfolio Manager / 2003



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                                EQUITY VALUE PORTFOLIO SUMMARY 8

INDEX PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   GREGORY T. GENUNG, CFA, Portfolio Manager/ 2002
 Management
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 9 INDEX PORTFOLIO SUMMARY

INFLATION-PROTECTED BOND PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   MICHAEL J. BRAY, CFA, Portfolio Manager / 2005
 Management      JAY N. MUELLER, CFA, Portfolio Manager/ 2005
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                   INFLATION-PROTECTED BOND PORTFOLIO SUMMARY 10

INTERNATIONAL CORE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Evergreen      FRANCIS CLARo', CFA, Managing Director, Senior Portfolio Manager and Head of Evergreen's International
 Investment     Developed Markets Equity Team / 2009
 Management
 Company, LLC



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 11 INTERNATIONAL CORE PORTFOLIO SUMMARY

INTERNATIONAL GROWTH PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER           PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Artisan Partners      MARK L. YOCKEY, CFA, Managing Director and Portfolio Manager / 2004
 Limited Partnership



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                       INTERNATIONAL GROWTH PORTFOLIO SUMMARY 12

INTERNATIONAL INDEX PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 SSgA Funds         LYNN BLAKE, CFA, Portfolio Manager and Senior Managing Director of SSgA/ 1987
 Management, Inc.   DWAYNE HANCOCK, CFA, Portfolio Manager and Vice President of SSgA/1996



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 13 INTERNATIONAL INDEX PORTFOLIO SUMMARY

INTERNATIONAL VALUE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER   PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 LSV Asset     JOSEF LAKONISHOK, CEO, CIO, Partner and Portfolio Manager / 2003
 Management    PUNEET MANSHARAMANI, CFA, Partner and Portfolio Manager / 2006
               MENNO VERMEULEN, CFA, Portfolio Manager and Senior Quantitative Analyst / 2003



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                        INTERNATIONAL VALUE PORTFOLIO SUMMARY 14

LARGE CAP APPRECIATION PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cadence Capital    WILLIAM B. BANNICK, CFA, Chief Investment Officer and Portfolio Manager/ 2003
 Management, L.C.   ROBERT L. FITZPATRICK, CFA, Portfolio Manager/ 2004
                    MICHAEL J. SKILLMAN, Chief Executive Officer and Portfolio Manager/ 2007



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 15 LARGE CAP APPRECIATION PORTFOLIO SUMMARY

LARGE COMPANY GROWTH PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Peregrine Capital   JOHN S. DALE, CFA, Senior Vice President and Portfolio Manager/ 1983
 Management, Inc.    GARY E. NUSSBAUM, CFA, Portfolio Manager/ 1990



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                       LARGE COMPANY GROWTH PORTFOLIO SUMMARY 16

MANAGED FIXED INCOME PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Galliard Capital   RICHARD MERRIAM, CFA, Portfolio Manager/ 2004
 Management, Inc.   AJAY MIZRA, CFA, Portfolio Manager/ 2004



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 17 MANAGED FIXED INCOME PORTFOLIO SUMMARY

SHORT-TERM INVESTMENT PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   DAVID D. SYLVESTER, Portfolio Manager/ 1997
 Management
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                      SHORT-TERM INVESTMENT PORTFOLIO SUMMARY 18

SMALL CAP INDEX PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   GREGORY T. GENUNG, CFA, Portfolio Manager/ 2002
 Management
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 19 SMALL CAP INDEX PORTFOLIO SUMMARY

SMALL COMPANY GROWTH PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Peregrine Capital   WILLIAM A. GRIERSON, CFA, Portfolio Manager/ 2005
 Management, Inc.    DANIEL J. HAGEN, CFA, Portfolio Manager/ 2003
                     ROBERT B. MERSKY, CFA, Founder, President and Portfolio Manager/ 1984
                     JAMES P. ROSS, CFA, Portfolio Manager/ 2005
                     PAUL E. VON KUSTER, CFA, Senior Vice President and Portfolio Manger/ 1984



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                       SMALL COMPANY GROWTH PORTFOLIO SUMMARY 20

SMALL COMPANY VALUE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Peregrine Capital   JASON R. BALLSRUD, CFA, Portfolio Manager/ 2005
 Management, Inc.    TASSO H. COIN, JR., CFA, Portfolio Manager/ 2002
                     DOUGLAS G. PUGH, CFA, Portfolio Manager/ 2002



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 21 SMALL COMPANY VALUE PORTFOLIO SUMMARY

STABLE INCOME PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Galliard Capital   RICHARD MERRIAM, CFA, Portfolio Manager/ 2004
 Management, Inc.   AJAY MIZRA, CFA, Portfolio Manager/ 2004



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                              STABLE INCOME PORTFOLIO SUMMARY 22

STRATEGIC SMALL CAP VALUE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   MARK D. COOPER, CFA, Portfolio Manager / 2006
 Management      CRAIG R. PIERINGER, CFA, Portfolio Manager / 2006
 Incorporated    I. CHARLES RINALDI, Senior Portfolio Manager / 2006
                 JAMES M. TRINGAS, CFA, CPA, Portfolio Manager / 2009
                 BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


 23 STRATEGIC SMALL CAP VALUE PORTFOLIO SUMMARY

TOTAL RETURN BOND PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
ITEM 5: FUND MANAGEMENT



  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC



 SUB-ADVISER     PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital   TROY LUDGOOD, Portfolio Manager / 2007
 Management      THOMAS O'CONNOR, CFA, Portfolio Manager and co-Head Montgomery Fixed Income Strategies Team
 Incorporated



For important information about purchase and sale of Portfolio Interests and tax information, please turn to "Summary of Other Important Information Regarding Portfolio Interests" on page 25.


                                          TOTAL RETURN BOND PORTFOLIO SUMMARY 24

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PORTFOLIO INTERESTS
ITEM 6: TRANSACTION POLICIES
Interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). All investments in the Portfolios are made without a sales load, at the NAV next determined after an order is received by the Portfolio. Investments in the Portfolios may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an "accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act.

There is no minimum initial or subsequent investment amount in a Portfolio. However, since each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (I.E., monies credited to the account of the Trust's custodian by a Federal Reserve Bank).

An investor in a Portfolio may withdraw all or any portion of its investment in the Portfolio at the NAV next determined after a withdrawal request in proper form is furnished by the investor to the Trust. The proceeds of a withdrawal generally will be paid by the Portfolio in federal funds normally on the business day after the withdrawal is effected, but in any event within seven days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC.

Redemptions from a Portfolio may be made wholly or partially in portfolio securities. The Trust has filed an election with the SEC pursuant to which each Portfolio will only consider effecting a redemption in portfolio securities if the particular interestholder is redeeming more than the lesser of $250,000 or 1% of the Portfolio's NAV over a 90-day period.

ITEM 7: TAX INFORMATION
Each Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that a Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Portfolio will be taxable on its distributive share of the Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains and losses which may be taxable as ordinary income or capital gains. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

ITEM 8: NOT APPLICABLE


 25 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PORTFOLIO INTERESTS

OVERVIEW OF WELLS FARGO MASTER TRUST
--------------------------------------------------------------------------------

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is currently comprised of twenty-three separate series of portfolios (each a "Portfolio" and collectively the "Portfolios"), sixteen of which have a fiscal year-end of September 30 ("September Portfolios"), four of which have a fiscal year-end of May 31 ("May Portfolios") and three of which have a fiscal year-end of February 28 (or February 29 as the case may be) ("February Portfolios") as shown in the table below:

FISCAL YEAR END                 PORTFOLIO
SEPTEMBER 30                    C&B Large Cap Value Portfolio
                                Disciplined Growth Portfolio
                                Emerging Growth Portfolio
                                Equity Income Portfolio
                                Equity Value Portfolio
                                Index Portfolio
                                International Core Portfolio
                                International Growth Portfolio
                                International Index Portfolio
                                International Value Portfolio
                                Large Cap Appreciation Portfolio
                                Large Company Growth Portfolio
                                Small Cap Index Portfolio
                                Small Company Growth Portfolio
                                Small Company Value Portfolio
                                Strategic Small Cap Value Portfolio

-----------------------------   -------------------------------------
MAY 31                          Inflation-Protected Bond Portfolio
                                Managed Fixed Income Portfolio
                                Stable Income Portfolio
                                Total Return Bond Portfolio

-----------------------------   -------------------------------------
FEBRUARY 28 (OR FEBRUARY 29     Diversified Fixed Income Portfolio
  AS THE CASE MAY BE)
                                Diversified Stock Portfolio
                                Short-Term Investment Portfolio

The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees (the "Board") to issue an unlimited number of beneficial interests ("Interests") and to establish and designate such Interests into one or more Portfolios. Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") serves as the investment adviser to each of the Portfolios. The Portfolios' Adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios. References to the Adviser also may be considered to be references to the individual sub-advisers who have day-to-day portfolio management responsibilities for the Portfolios, as applicable.

                                         OVERVIEW OF WELLS FARGO MASTER TRUST 26

ITEM 9: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------

The investment objective of each Portfolio is non-fundamental, and may be changed by a vote of the Board. Percentages of the "Portfolio's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the C&B Large Cap Value Portfolio, Diversified Fixed Income Portfolio, Diversified Stock Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, Inflation-Protected Bond Portfolio, International Index Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Managed Fixed Income Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Stable Income Portfolio, Strategic Small Cap Value Portfolio and Total Return Bond Portfolio concerning "80% of the Portfolio's net assets" may be changed by the Board without interestholder approval, but interestholders would be given 60 days notice. The following pages contain the investment objectives, principal investments, principal investment strategies, and related risks for each of the Portfolios.

 27 ITEM 9

C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA

Michael M. Meyer, CFA

Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

INVESTMENT OBJECTIVE
The C&B Large Cap Value Portfolio seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in equity securities of large-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or more. The Adviser manages a relatively focused portfolio of 30 to 50 companies that enables the Adviser to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser selects securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, the Adviser considers criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. The Adviser further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. The Adviser believes its assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while its insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. The Adviser regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or the Adviser has identified a more attractive investment opportunity.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                C&B LARGE CAP VALUE PORTFOLIO 28

DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Smith Asset Management Group, LP

PORTFOLIO MANAGERS

John D. Brim, CFA
Royce W. Medlin, CFA

Stephen S. Smith, CFA

INVESTMENT OBJECTIVE
The Disciplined Growth Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 65% of the Portfolio's total assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily in the common stock of larger companies that, in the Adviser's view, possess above-average potential for growth. The Adviser invests in a portfolio of securities with an average market capitalization greater than $5 billion. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser seeks to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that it has identified. The Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. The Adviser may choose to sell a stock when a company exhibits deteriorating fundamentals or when the Adviser wishes to take advantage of a better opportunity. The Adviser's sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced. Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by the Adviser's stock selection process.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 29 DISCIPLINED GROWTH PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 DISCIPLINED GROWTH PORTFOLIO 30

DIVERSIFIED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
SSgA Funds Management, Inc.

PORTFOLIO MANAGERS
Michael J. Brunell
Elya Schwartzman

INVESTMENT OBJECTIVE
The Diversified Fixed Income Portfolio seeks to approximate the total return of the fixed income portion of the Dow Jones Target Date Indexes.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o  at least 80% of the Portfolio's net assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. The Adviser attempts to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses.

The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 31 DIVERSIFIED FIXED INCOME PORTFOLIO

DIVERSIFIED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
SSgA Funds Management, Inc.

PORTFOLIO MANAGERS
Lynn Blake, CFA
Dwayne Hancock, CFA

INVESTMENT OBJECTIVE
The Diversified Stock Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o  at least 80% of the Portfolio's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. The Adviser attempts to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses.

The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  DIVERSIFIED STOCK PORTFOLIO 32

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

INVESTMENT OBJECTIVE
The Emerging Growth Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Portfolio's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in equity securities of small-capitalization companies that the Adviser believes have prospects for robust and sustainable growth of revenues and earnings. The Adviser defines small-capitalization companies as those with market capitalizations of $3 billion or less. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser seeks small-capitalization companies that are in an emerging phase of their life cycle. The Adviser believes these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, the Adviser surrounds companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. The Adviser combines this fundamental analysis with its assessment of the timeliness for the stocks of these companies to form an investment decision. The Adviser may invest in any sector, and at times, the Adviser may emphasize one or more particular sectors. The Adviser may sell a company's stock when it sees deterioration in fundamentals that causes it to become suspicious of a company's prospective growth profile. Depending on the circumstances, the Adviser may also sell or trim a portfolio position when it sees timeliness turn negative on a stock held in the portfolio. The Adviser considers its sell discipline and risk control as critical and value-added parts of its process. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 33 EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    EMERGING GROWTH PORTFOLIO 34

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in equity securities of large-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or more. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser focuses on identifying companies that the Adviser believes have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. The Adviser's screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine its selection universe. Additionally, the Adviser screens for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps the Adviser identify undervalued stocks and allows it to focus its fundamental research on stocks that appear to offer exceptional investment opportunities. The Adviser's fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. The Adviser believes that its focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet the Adviser's select screening criteria, the Adviser generally follows a low turnover approach and typically will only sell a stock if it no longer fits the Adviser's criteria for a premier company.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 35 EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      EQUITY INCOME PORTFOLIO 36

EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, LP

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

INVESTMENT OBJECTIVE
The Equity Value Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in equity securities of large-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or more. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Portfolio, the Adviser applies a fundamentals-driven, company-specific analysis. As part of the analysis, the Adviser evaluates criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. The Adviser also evaluates the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. The Adviser looks for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio. Additionally, the Adviser seeks confirmation of earnings potential before investing in a security. The Adviser also applies a rigorous screening process to manage the portfolio's overall risk profile. The Adviser generally considers selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 37 EQUITY VALUE PORTFOLIO

INDEX PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

INVESTMENT OBJECTIVE
The Index Portfolio seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests in substantially all of the common stocks comprising the S&P 500 Index and attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the net asset value ("NAV") of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. The Adviser's ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and interestholder purchases and redemptions. The Adviser continuously monitors the performance and composition of the S&P 500 Index and adjusts the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.

Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              INDEX PORTFOLIO 38

INFLATION-PROTECTED BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

INVESTMENT OBJECTIVE
The Inflation-Protected Bond Portfolio seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Portfolio's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Adviser will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by the Adviser to be of comparable quality. The Adviser may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser generally will purchase securities that the Adviser believes have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. The Adviser may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 39 INFLATION-PROTECTED BOND PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Inflation-Protected Debt Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                           INFLATION-PROTECTED BOND PORTFOLIO 40

INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Evergreen Investment Management Company, LLC

PORTFOLIO MANAGER
Francis Claro', CFA

INVESTMENT OBJECTIVE
The International Core Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o  at least 80% of the Portfolio's net assets in equity securities; and

o up to 20% of the Portfolio's total assets in emerging markets equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser uses bottom-up stock selection, based on in-depth fundamental research as the cornerstone of its investment process. During each stage of the process, the Adviser also considers the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights are the residual of the Adviser's stock-selection decisions. The Adviser's investment process seeks both growth and value opportunities. For growth investments, the Adviser targets companies that it believes have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, the Adviser targets companies that it believes are undervalued in the marketplace compared to their intrinsic value. Additionally, the Adviser seeks to identify catalysts that will unlock value, which will then be recognized by the market. The Adviser may purchase securities across all market capitalizations. The Adviser conducts ongoing review, research, and analysis of its portfolio holdings. The Adviser may sell a stock if it achieves its investment objective for the position, if a stock's fundamentals or price change significantly, if the Adviser changes its view of a country or sector, or if the stock no longer fits within the risk characteristics of the Adviser's Portfolio.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 41 INTERNATIONAL CORE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 INTERNATIONAL CORE PORTFOLIO 42

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Artisan Partners Limited Partnership

PORTFOLIO MANAGER
Mark L. Yockey, CFA

INVESTMENT OBJECTIVE
The International Growth Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's total assets in equity securities of foreign issuers; and

o up to 20% of the Portfolio's total assets in emerging markets equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in the equity securities of foreign issuers.
The Adviser invests primarily in developed countries, but may invest in emerging markets. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser uses a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that the Adviser believes present accelerating growth prospects. Company visits are a key component of the Adviser's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that the Adviser believes may lead to sustained earnings growth. The Adviser pays careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. The Adviser may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or the Adviser chooses to take advantage of a better opportunity. The Adviser reserves the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Adviser will not engage in extensive foreign currency hedging.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 43 INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               INTERNATIONAL GROWTH PORTFOLIO 44

INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
SSgA Funds Management Inc.

PORTFOLIO MANAGERS
Lynn Blake, CFA
Dwayne Hancock, CFA

INVESTMENT OBJECTIVE
The International Index Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the "MSCI EAFE Index," or the "Index") before expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities comprising the MSCI EAFE Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser considers investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Adviser attempts to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Adviser's investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value ("NAV") of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. The Adviser's ability to track the performance of the MSCI EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Adviser uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. The Adviser regularly monitors the Portfolio's correlation to the MSCI EAFE Index and adjusts the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. The Adviser reserves the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Adviser will not engage in extensive foreign currency hedging.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to maintain liquidity when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 45 INTERNATIONAL INDEX PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Index Tracking Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                INTERNATIONAL INDEX PORTFOLIO 46

INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
LSV Asset Management

PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA

INVESTMENT OBJECTIVE
The International Value Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in the equity securities of foreign issuers.

The Adviser invests in equity securities of foreign issuers which the Adviser believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors the Adviser considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. The Adviser believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. The Adviser uses a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). The Adviser reserves the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Adviser will not engage in extensive foreign currency hedging. The Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 47 INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                INTERNATIONAL VALUE PORTFOLIO 48

LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

INVESTMENT OBJECTIVE
The Large Cap Appreciation Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in equity securities of large-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or more. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Portfolio, the Adviser considers companies in the Russell 1000 Index and the S&P 500 Index. The Adviser ranks the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser re-ranks the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. The Adviser may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, the Adviser may reduce its allocation to a particular stock if the Adviser sees that its weighting in the Portfolio has become excessive in its view. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Growth Style Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 49 LARGE CAP APPRECIATION PORTFOLIO

LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

INVESTMENT OBJECTIVE
The Large Company Growth Portfolio seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, the Adviser invests:
o at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies; and
o up to 20% of the Portfolio's total assets in equity securities of foreign issuers through ADRs and similar investments.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Adviser invests principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that the Adviser believes have favorable growth potential. However, the Adviser normally does not invest more than 10% of the Portfolio's total assets in the securities of a single issuer. The Adviser defines large-capitalization companies as those with market capitalizations of $3 billion or more. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Portfolio, the Adviser seeks companies that the Adviser believes are able to sustain rapid earnings growth and high profitability over a long time horizon. The Adviser seeks companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital;and management and a culture committed to sustained growth. The Adviser utilizes a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. The Adviser may sell a holding if the Adviser believes it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               LARGE COMPANY GROWTH PORTFOLIO 50

MANAGED FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

INVESTMENT OBJECTIVE
The Managed Fixed Income Portfolio seeks consistent fixed-income returns.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o  at least 80% of the Portfolio's net assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests in a diversified portfolio of fixed- and variable-rate U.S. dollar denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. The Adviser emphasizes the use of intermediate maturity securities to lessen duration and employs lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years.

The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, the Portfolio may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, the Adviser expects the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between 2 to 6 years.

While not a principal strategy, the Adviser also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations; in securities of supranational organizations; and in municipal securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 51 MANAGED FIXED INCOME PORTFOLIO

SHORT-TERM INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
David D. Sylvester

INVESTMENT OBJECTIVE
The Short-Term Investment Portfolio seeks current income while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests exclusively in high-quality, short-term U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser actively manages a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. The Adviser will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Portfolio's total assets in U.S. dollar-denominated obligations of U.S. banks.

The Adviser's security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Portfolio's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              SHORT-TERM INVESTMENT PORTFOLIO 52

SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

INVESTMENT OBJECTIVE
The Small Cap Index Portfolio seeks to replicate the total return of the Standard & Poor's Small Cap 600 Composite Stock Price Index ("S&P 600 Small Cap Index"), before expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. The Adviser invests cash received from portfolio security dividends or investments in the Portfolio, and raises cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index, before expenses. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 53 SMALL CAP INDEX PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in equity securities of small-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or less. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Portfolio, the Adviser conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. The Adviser may decrease certain stock holdings when its positions rise relative to the overall portfolio. The Adviser may sell a stock in its entirety when it reaches its sell target price, which is set at the time of purchase. The Adviser may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               SMALL COMPANY GROWTH PORTFOLIO 54

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

INVESTMENT OBJECTIVE
The Small Company Value Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in equity securities of small-capitalization companies, which the Adviser defines as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of May 31, 2009, and is expected to change frequently. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser seeks to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, the Adviser uses a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows the Adviser to focus its fundamental research efforts on the stocks that the Adviser believes are the most undervalued relative to their respective small cap peer group. The Adviser analyzes each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The Adviser may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

 55 SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                SMALL COMPANY VALUE PORTFOLIO 56

STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

INVESTMENT OBJECTIVE
The Stable Income Portfolio seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in income-producing debt securities; and

o up to 20% of the Portfolio's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests principally in income-producing debt securities. The Adviser may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. The Adviser only purchases investment-grade securities, though the Adviser may continue to hold a security that falls below investment-grade. The Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Adviser expects the Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

The Adviser emphasizes investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. The Adviser's security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. The Adviser then purchases those securities that the Adviser believes offer the best relative value. The Adviser tends to buy and hold these securities, which results in a relatively lower turnover strategy. The Adviser will sell securities based on deteriorating credit, over valuation or to replace them with more attractively valued issues.

The Portfolio may hold some of its assets in cash or in money market instruments, including
U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 57 STABLE INCOME PORTFOLIO

STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Mark D. Cooper, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Portfolio seeks long-term capital appreciation by investing primarily in small capitalization securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o at least 80% of the Portfolio's net assets in securities of small-capitalization companies; and

o up to 25% of the Portfolio's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in equity securities of small-capitalization companies that the Adviser defines as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 31, 2009, and is expected to change frequently. The Adviser may invest in securities of foreign companies directly and through ADRs and similar investments. The Adviser may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Adviser utilizes several different "strategic" small cap value investment styles to pursue the Portfolio's objective.

A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, the Adviser follows a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, the Adviser seeks to buy these companies at the right price. To determine the right price, the Adviser carefully evaluates the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, the Adviser seeks to buy these companies at the right time, which is typically when the prevailing market sentiment is low. The Adviser believes buying securities in a company when the prevailing sentiment with respect to such company is low allows it to limit the potential downside risk and allows it to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. The Adviser considers selling a security when it appreciates to its target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.

                                          STRATEGIC SMALL CAP VALUE PORTFOLIO 58

Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that the Adviser believes exhibit attractive valuation characteristics and warrant further research. The Adviser then conducts fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. The Adviser typically sells a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. The Adviser believes the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits the Adviser's downside risk while allowing the Adviser to potentially participate in significant upside appreciation in the price of such securities.

The final portion of the Portfolio's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, the Adviser begins with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. The Adviser's initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. The Adviser then performs its fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies it will purchase. Companies that the Adviser purchases generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. The Adviser will generally sell a stock if the Adviser's capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.

Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

The Adviser may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 59 STRATEGIC SMALL CAP VALUE PORTFOLIO

TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA


INVESTMENT OBJECTIVE

The Total Return Bond Portfolio seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, the Adviser invests:

o  at least 80% of the Portfolio's net assets in bonds;

o at least 80% of the Portfolio's total assets in investment-grade debt securities;

o up to 25% of the Portfolio's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Portfolio's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Adviser invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of the Adviser's investment strategy, the Adviser may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. The Adviser may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Adviser expects to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

The Adviser invests in debt securities that the Adviser believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, the Adviser may also invest in unrated bonds that the Adviser believes are comparable to investment-grade debt securities. The Adviser may sell a security that has achieved its desired return or if the Adviser believes the security or its sector has become overvalued. The Adviser may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

                                                  TOTAL RETURN BOND PORTFOLIO 60

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 61 TOTAL RETURN BOND PORTFOLIO

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks for each Portfolio have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK            When a Portfolio enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                              Portfolio is exposed to the risk that the other party will not fulfill its contractual obligation.
                              Similarly, the Portfolio is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Portfolio agrees to repurchase them at a later date.

CURRENCY HEDGING RISK         An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Portfolio may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DEBT SECURITIES RISK          Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                              Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 62

DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

EMERGING MARKETS RISK         Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                              Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK       Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

 63 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK           The ability to track an index may be affected by, among other things, transaction costs and interestholder purchases and redemptions.

INFLATION-PROTECTED DEBT      Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK               effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

ISSUER RISK                   The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 64

MANAGEMENT RISK               We cannot guarantee that a Portfolio will meet its investment objective. We do not guarantee the performance of a Portfolio, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                   The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                              The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Portfolio's assets are managed by different portfolio managers using different styles, a Portfolio could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Portfolio using a single investment management style.

REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 65 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

STRIPPED SECURITIES RISK      Stripped securities are the separate income or principal components of debt securities.
                              These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

U.S. GOVERNMENT OBLIGATIONS   U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government
RISK                          agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal
                              Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S.
                              Government) include the Federal National Mortgage Association (FNMA) and the Federal
                              Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a
                              Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 66

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (Part B) contains a description of the Portfolios' policies and procedures with respect to the disclosure of the portfolio holdings of securities for each Portfolio.

 67 PORTFOLIO HOLDINGS INFORMATION

ITEM 10: MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The following pages describe how the Trust is organized and provides detailed information about the entities and individuals responsible for managing the Portfolios.

ABOUT WELLS FARGO MASTER TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Portfolios. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. (Wells Fargo Bank) was created in early 2001 to succeed to the mutual fund advisory and administrative responsibilities of Wells Fargo Bank. The Portfolios' Adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios. For providing investment advisory services, the Adviser is entitled to receive a monthly fee at the annual rates indicated below of each Portfolio's average daily net assets. A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the September Portfolios is available with the September Portfolios' semi-annual reports for the fiscal half-year ended March 31, 2009 contained in the semi-annual report of certain gateway funds that invest all or a portion of their assets in the September Portfolios for the same fiscal half-year period; for the May Portfolios is available with the May Portfolios' annual report for the fiscal year ended May 31, 2009 contained in the annual report of certain gateway funds that invest all or a portion of their assets in the May Portfolios for the same fiscal year period; and for the February Portfolios is available with the February Portfolios' semi-annual reports for the fiscal half-year ended August 31, 2009 contained in the semi-annual report of certain gateway funds that invest all or a portion of their assets in the February Portfolios for the same fiscal half-year period.

                                 FUNDS MANAGEMENT ADVISORY
MASTER TRUST PORTFOLIOS                     FEES
------------------------------  --------------------------
 C&B Large Cap Value            First $500M         0.700%
  Portfolio/1/
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Disciplined Growth             First $500M         0.700%
  Portfolio/1/
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Diversified Fixed Income       First $500M         0.300%
  Portfolio/4/
                                 Next$500M          0.280%
                                  Next $2B          0.260%
                                  Over $3B          0.240%
------------------------------  -------------       -----
 Diversified Stock              First $500M         0.350%
  Portfolio/5/
                                 Next$500M          0.330%
                                  Next $2B          0.310%
                                  Over $3B          0.290%
------------------------------  -------------       -----

                                                                      ITEM 10 68

                                 FUNDS MANAGEMENT ADVISORY
MASTER TRUST PORTFOLIOS                     FEES
-----------------------------   --------------------------
 Emerging Growth Portfolio/2/   First $500M         0.850%
                                 Next $500M         0.825%
                                  Next $1B          0.800%
                                  Next $1B          0.775%
                                  Over $3B          0.750%
------------------------------  -------------       -----
 Equity Income Portfolio/1/     First $500M         0.700%
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Equity Value Portfolio/1/      First $500M         0.700%
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Index Portfolio                First $500M         0.100%
                                 Next $500M         0.100%
                                  Next $2B          0.075%
                                  Next $2B          0.075%
                                  Over $5B          0.050%
------------------------------  -------------       -----
 Inflation-Protected Bond       First $500M         0.400%
  Portfolio/3/
                                 Next $500M         0.375%
                                  Next $2B          0.350%
                                  Next $2B          0.325%
                                  Over $5B          0.300%
------------------------------  -------------       -----
 International Core Portfolio   First $500M         0.950%
                                 Next $500M         0.900%
                                  Next $2B          0.850%
                                  Next $2B          0.825%
                                  Over $5B          0.800%
------------------------------  -------------       -----
 International Growth           First $500M          0.95%
  Portfolio
                                 Next $500M         0.900%
                                  Next $2B          0.850%
                                  Next $2B          0.825%
                                  Over $5B          0.800%
------------------------------  -------------       -----
 International Index            First $500M         0.350%
  Portfolio
                                 Next $500M         0.350%
                                  Next $2B          0.325%
                                  Next $2B          0.325%
                                  Over $5B          0.300%
------------------------------  -------------       -----

 69 ITEM 10

                                 FUNDS MANAGEMENT ADVISORY
MASTER TRUST PORTFOLIOS                     FEES
------------------------------  --------------------------
 International Value            First $500M         0.950%
  Portfolio
                                 Next $500M         0.900%
                                  Next $2B          0.850%
                                  Next $2B          0.825%
                                  Over $5B          0.800%
------------------------------  -------------       -----
 Large Cap Appreciation         First $500M         0.700%
  Portfolio/1/
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Large Company Growth           First $500M         0.700%
  Portfolio/1/
                                 Next $500M         0.650%
                                  Next $2B          0.600%
                                  Next $2B          0.575%
                                  Over $5B          0.550%
------------------------------  -------------       -----
 Managed Fixed Income           First $500M         0.400%
  Portfolio/3/
                                 Next $500M         0.375%
                                  Next $2B          0.350%
                                  Next $2B          0.325%
                                  Over $5B          0.300%
------------------------------  -------------       -----
 Short-Term Investment           All asset          0.100%
------------------------------                      -----
  Portfolio
------------------------------
                                   levels
                                -------------
 Small Cap Index Portfolio      First $500M         0.200%
                                 Next $500M         0.200%
                                  Next $2B          0.175%
                                  Next $2B          0.175%
                                  Over $5B          0.150%
------------------------------  -------------       -----
 Small Company Growth           First $500M         0.850%
  Portfolio/2/
                                 Next $500M         0.825%
                                  Next $1B          0.800%
                                  Next $1B          0.775%
                                  Over $3B          0.750%
------------------------------  -------------       -----
 Small Company Value            First $500M         0.850%
  Portfolio/2/
                                 Next $500M         0.825%
                                  Next $1B          0.800%
                                  Next $1B          0.775%
                                  Over $3B          0.750%
------------------------------  -------------       -----
 Stable Income Portfolio/3/     First $500M         0.400%
                                 Next $500M         0.375%
                                  Next $2B          0.350%

                                                                      ITEM 10 70

                                 FUNDS MANAGEMENT ADVISORY
MASTER TRUST PORTFOLIOS                     FEES
------------------------------  --------------------------
                                  Next $2B          0.325%
                                  Over $5B          0.300%
------------------------------  -------------       -----
 Strategic Small Cap Value      First $500M         0.850%
  Portfolio/2/
                                 Next $500M         0.825%
                                  Next $1B          0.800%
                                  Next $1B          0.775%
                                  Over $3B          0.750%
------------------------------  -------------       -----
 Total Return Bond              First $500M         0.400%
  Portfolio/3/
                                 Next $500M         0.375%
                                  Next $2B          0.350%
                                  Next $2B          0.325%
                                  Over $5B          0.300%

1 Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for next $2billion; 0.625% for the next $2 billion; and 0.60% for assets over $5billion.
2 Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for next $2billion; 0.775% for the next $2 billion; and 0.75% for assets over $5billion.
3 Prior to June 2, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.450% for the first $500 million; 0.400% for the next $500 million; 0.350% for next $2billion; 0.325% for the next $2 billion; and 0.300% for assets over $5billion.
4 Fee rates shown are effective October 1, 2009. Prior to October 1, 2009, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.300% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5billion.
5 Fee rates shown are effective October 1, 2009. Prior to October 1, 2009, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.350% for the first $1 billion; 0.325% for the next $4 billion; and 0.300% for assets over $5billion.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Portfolios and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Portfolio and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Portfolio. Funds Management applies various policies to address these situations, but a Portfolio may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Portfolio interestholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most Portfolios, sub-adviser, as well as principal underwriter and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Portfolio. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Portfolios. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

 71 ITEM 10

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Money Market, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Inflation-Protected Bond Portfolio,
Inflation-Protected Bond      which he has managed since 2005. Mr. Bray joined Wells Capital Management in 2005
Portfolio                     as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells
                              Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to
                              2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                              University.

MARK D. COOPER, CFA           Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Portfolio,
Strategic Small Cap Value     which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
Portfolio                     2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                              Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                              University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                              Pennsylvania.

GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the Equity Income Portfolio, which he has
Equity Income Portfolio       managed since 1989. He joined Wells Capital Management in 1998 as principal for its
                              Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.

JOSEPH M. EBERHARDY, CFA,     Mr. Eberhardy is jointly responsible for managing the Emerging Growth Portfolio,
CPA                           which he has managed since 2008, when he became a portfolio manager with the
Emerging Growth Portfolio     Growth Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells
                              Capital Management, Mr. Eberhardy was with Strong Capital Management, Inc., since
                              1994. Education: B.A. Accounting, University of Wisconsin-Milwaukee.

GREGORY T. GENUNG, CFA        Mr. Genung is responsible for managing the Index Portfolio and the Small Cap Index
Index Portfolio               Portfolio, which he has managed since 2002. Mr. Genung joined Wells Capital
Small Cap Index Portfolio     Management in 2001, and also manages certain Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and
                              B.A. equivalency, Economics, University of Minnesota, Duluth.

                                                                      ITEM 10 72

TROY LUDGOOD                  Mr. Ludgood is jointly responsible for managing the Total Return Bond Portfolio, which
Total Return Bond Portfolio   he has managed since 2007. In 2008, Mr. Ludgood was named as co-head and senior portfolio manager of the Montgomery Fixed Income Strategies Team at Wells Capital
                              Management, where he has also served as a portfolio manager since 2007, Director of
                              Credit Trading since 2006, and a senior credit trader since 2004. Prior to joining Wells
                              Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S.,
                              Industrial Engineering, Georgia Institute of Technology; M.B.A., Wharton School of the
                              University of Pennsylvania.

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Inflation-Protected Bond Portfolio,
Inflation-Protected Bond      which he has managed since 2005. Mr. Mueller joined Wells Capital Management in
Portfolio                     2005 as a portfolio manager specializing in macroeconomic analysis. Prior to joining
                              Wells Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Total Return Bond Portfolio which
Total Return Bond Portfolio   he has managed since 2003. In 2008, Mr. O'Connor was named as co-head of the
                              Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a senior portfolio manager since 2007 and portfolio manager since
                              2003. Mr. O'Connor is responsible for identifying relative value in the mortgage and structural product sectors of the market. Prior to joining Wells Capital Management, Mr.
                              O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset
                              Management from 2000 to 2003. Education: B.A., Business Administration, University of
                              Vermont.

THOMAS C. OGNAR, CFA          Mr. Ognar is jointly responsible for managing the Emerging Growth Portfolio, which he
Emerging Growth Portfolio     has managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001. Mr. Ognar joined Strong Capital
                              Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                              2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                              Madison.

BRUCE C. OLSON, CFA           Mr. Olson is jointly responsible for managing the Emerging Growth Portfolio, which he
Emerging Growth Portfolio     has managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital
                              Management, Inc. in 1994. Education: B.A., Finance and History, Gustavus Adolphus
                              College.

CRAIG R. PIERINGER, CFA       Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Portfolio,
Strategic Small Cap           which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
Value Portfolio               2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                              New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                              Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.

 73 ITEM 10

I. CHARLES RINALDI            Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Portfolio,
Strategic Small Cap           which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
Value Portfolio               2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                              Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.

DAVID D. SYLVESTER            Mr. Sylvester is responsible for managing the Short-Term Investment Portfolio
Short-Term Investment         (formerly named the Money Market Portfolio), which he has managed since its
  Portfolio                   inception. He currently serves as Head of Money Markets at Wells Capital Management.
                              In this role, he manages the money market investment team and specializes in managing short duration fixed income assets. He joined Norwest Corporation in 1979 as a portfolio manger and trader, and became manager of the Liquidity Management portfolio management group following the merger of Norwest and Wells Fargo in
                              2000. Education: Attended University of Detroit-Mercy.

ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the Equity Income Portfolio, which
Equity Income Portfolio       he has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                              Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.

JAMES M. TRINGAS, CFA, CPA    Mr. Tringas is jointly responsible for managing the Strategic Small Cap Value Portfolio,
Strategic Small Cap Value     which he has managed since 2009, when he became a co-portfolio manager at Wells
Portfolio                     Capital Management. Mr. Tringas is also Managing Director and Senior Portfolio
                              Manager with the Small Cap Value team of Evergreen Investment Management
                              Company's (Evergreen Investments) Equity Management group. Mr. Tringas has been with Evergreen Investments or one of its predecessor firms since 1994. Education: B.S.
                              and M.S. in Accounting, University of Florida.

BRYANT VANCRONKHITE, CFA,     Mr. VanCronkhite is jointly responsible for managing the Strategic Small Cap Value
CPA                           Portfolio, which he has managed since 2009, when he became a co-portfolio manager
Strategic Small Cap Value     for the Disciplined Value Equity team at Wells Capital Management. Prior to his current
Portfolio                     role, he was a senior research analyst on the Disciplined Value Equity team from 2004 to 2009. Prior to joining Wells Capital Management, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. Education: B.S. and M.P.A. in
                              Professional Accountancy, University of Wisconsin-Whitewater.


--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.


MARK L. YOCKEY, CFA           Mr. Yockey is responsible for managing the International Growth Portfolio, which he
International Growth          has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
  Portfolio                   Director and Portfolio Manager for Artisan's non-U.S. international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                              State University.


--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Portfolio. Cadence is a registered investment adviser that provides investment management

                                                                      ITEM 10 74
services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Portfolio,
Large Cap Appreciation        which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence,
  Portfolio                   jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Portfolio,
Large Cap Appreciation        which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior
  Portfolio                   analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.

MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Portfolio,
Large Cap Appreciation        which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence,
  Portfolio                   jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Portfolio. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Portfolio, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Portfolio, which he
C&B Large Cap Value Portfolio has managed since 1992. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                              Montana State University; M.B.A., Stanford University.

DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Portfolio,
C&B Large Cap Value Portfolio which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining
                              Cooke & Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A.,
                              University of Chicago.

STEVE LYONS, CFA              Mr. Lyons is jointly responsible for Managing the C&B Large Cap Value Portfolio, which
C&B Large Cap Value Portfolio he has managed since 2009. Mr. Lyons currently serves as a Principal, Analyst and
                              Portfolio Manager. He has been with Cooke & Bieler since 2006. Prior to business school, Mr. Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. in Finance, Arizona State University;
                              M.B.A., University of Chicago.


 75 ITEM 10

MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Portfolio, which
C&B Large Cap Value Portfolio he has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics,
                              Davidson College; M.B.A., The Wharton School of Business.

EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Portfolio,
C&B Large Cap Value Portfolio which he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke
                              & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                              Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                              Chicago.

R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Portfolio, which
C&B Large Cap Value Portfolio he has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics,
                              Colby College; M.B.A., Harvard School of Business.

MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Portfolio, which
C&B Large Cap Value Portfolio he has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A.,
                              International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                              Business; M.B.A., Wharton School of Business.


                                                                      ITEM 10 76

--------------------------------------------------------------------------------
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.

FRANCIS CLARo', CFA           Mr. Claro' is responsible for managing the International Core Portfolio, which he has
International Core Portfolio  managed since 2009. Mr. Claro' is a managing director, senior portfolio manager and head of Evergreen's International Developed Markets Equity team, where he manages the international developed market equities strategies. He has been with Evergreen
                              Investments or one of its predecessor firms since 1994, and was co-portfolio manager of the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth
                              Fund from 1997 to 1999, co-portfolio manager of Evergreen Global Opportunities Fund from 1999 to the present, and portfolio manager of the Evergreen International Equity
                              Funds since 2007. Education: B.S., Business, ESADE, Barcelona, Spain; M.S., Economics,
                              London School of Economics; M.B.A., Harvard Business School.

--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479, is the investment sub-adviser for the Managed Fixed Income Portfolio and the Stable Income Portfolio. In this capacity, Galliard is responsible for the day-to-day investment management of the Portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA          Mr. Merriam is jointly responsible for managing the Managed Fixed Income Portfolio
Managed Fixed Income          and the Stable Income Portfolio, both of which he has managed since 2004. Mr.
  Portfolio
Stable Income Portfolio       Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy. Education: B.A., Economics and English, University of Michigan; M.B.A., University of Minnesota.

AJAY MIRZA, CFA               Mr. Mirza is jointly responsible for managing the Managed Fixed Income Portfolio and
Managed Fixed Income          the Stable Income Portfolio, both of which he has managed since 2004. Mr. Mirza
  Portfolio
Stable Income Portfolio       joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E., Instrumentation, Birla Institute of
                              Technology (India), M.A., Economics, Tulane University; M.B.A., University of Minnesota.

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

JOSEF LAKONISHOK              Dr. Lakonishok is jointly responsible for managing the International Value Portfolio,
International Value Portfolio which he has managed since 2003. Dr. Lakonishok has served as CEO, Partner and
                              Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and
                              Statistics, Tel Aviv University; M.B.A., Tel Aviv University; M.S. and Ph.D., Business
                              Administration, Cornell University.

PUNEET MANSHARAMANI, CFA      Mr. Mansharamani is jointly responsible for managing the International Value Portfolio,
International Value Portfolio which he has managed since 2006. Mr. Mansharamani has served as a Partner and
                              Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000.
                              Education: B.S., Engineering, Delhi University, Delhi College of Engineering; M.S.,
                              Engineering, Case Western Reserve University, Case School of Engineering.

 77 ITEM 10

MENNO VERMEULEN, CFA          Mr. Vermeulen is jointly responsible for managing the International Value Portfolio,
International Value Portfolio which he has managed since 2003. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998.
                              Education: M.S., Econometrics, Erasmus University at Rotterdam.

--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Accordingly, Peregrine is responsible for the day-to-day investment management activities of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Portfolio,
Small Company Value Portfolio which he has managed since 2005. Mr. Ballsrud is a portfolio manager for the Small Cap
                              Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S., Finance,
                              University of Minnesota; M.B.A., Finance, University of Minnesota.

TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Portfolio, which
Small Company Value Portfolio he has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president. Education: B.A., Economics, Loyola University.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Portfolio,
Large Company Growth          which he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice
  Portfolio                   president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.

WILLIAM A. GRIERSON, CFA      Mr. Grierson is jointly responsible for managing the Small Company Growth Portfolio,
Small Company Growth          which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities
  Portfolio                   analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio.
                              Education: B.A., Lawrence University.

DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Portfolio,
Small Company Growth          which he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities
  Portfolio                   analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Portfolio,
Small Company Growth          which he has managed since 1984. Mr. Mersky is a founder, president and portfolio
  Portfolio                   manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of Minnesota.

GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth
Large Company Growth          Portfolio, which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as
  Portfolio                   a portfolio manager where he has managed large company growth portfolios.
                              Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.

DOUGLAS J. PUGH, CFA          Mr. Pugh is jointly responsible for managing the Small Company Value Portfolio, which
Small Company Value Portfolio he has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice
                              President. Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.

                                                                      ITEM 10 78

JAMES P. ROSS, CFA            Mr. Ross is jointly responsible for managing the Small Company Growth Portfolio,
Small Company Growth          which he has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior
  Portfolio                   Portfolio Advisor on the Small Cap Growth Equity team, which is responsible for the
                              Small Company Growth Portfolio. Education: B.B.A., University of Iowa; M.B.A.,
                              University of Iowa.

PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth
Small Company Growth          Portfolio, which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as
  Portfolio                   a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton
                              University.



=============================
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the
investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.

JOHN D. BRIM, CFA             Mr. Brim is jointly responsible for managing the Disciplined Growth Portfolio. He has
Disciplined Growth Portfolio  served as a portfolio manager with the Smith Group since 1998. Education: B.S.
                              Economics, Texas A&M University.

ROYCE W. MEDLIN, CFA          Mr. Medlin is jointly responsible for managing the Disciplined Growth Portfolio. He has
Disciplined Growth Portfolio  served as a portfolio manager with Smith Group since 2006. From 2002 to 2006, he served as President and Portfolio Manager of Belmont Wealth Management. Education:
                              B.S., Texas Tech University; MBA, Texas Christian University.

STEPHEN S. SMITH, CFA         Mr. Smith is jointly responsible for managing the Disciplined Growth Portfolio. Mr.
Disciplined Growth Portfolio  Smith is Principal, Chief Executive Officer, and Chief Investment Officer of the Smith
                              Group since 1995. Education: B.S., Industrial Engineering; M.B.A., University of Alabama.


--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at One Lincoln Street, Boston,
MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio, Diversified Stock Portfolio and International Index Portfolio. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

LYNN BLAKE, CFA               Ms. Blake is a dual employee of SSgA and SSgA FM. Ms. Blake is a Senior Managing
Diversified Stock Portfolio   Director of SSgA, Principal of SSgA FM, and the Head of the Non-US Markets in the
International Index Portfolio Global Structured Products Group. She is currently responsible for overseeing the management of all non-U.S. equity index strategies. In addition, Ms. Blake serves as portfolio manager for several non-U.S. equity index portfolios She has been in the investment management field since she joined SSgA in 1987. Education: B.S., Carroll
                              School of Management at Boston College; M.B.A., Northeastern University.

 79 ITEM 10

MICHAEL J. BRUNELL            Mr. Brunell is a co-portfolio manager of the Diversified Fixed Income Portfolio, which he
Diversified Fixed Income      has managed since 2006. He is a dual employee of SSgA and SSgA FM and has been a
Portfolio                     member of the Passive Fixed Income Portfolio Management Group since January 2004.
                              Previously, Mike was responsible for managing the U.S. Bond Operation group from
                              January 2000 to December 2003. Education: B.S., Business Administration, Saint
                              Michael's College; M.S.F., Boston College. He is also a Level III candidate in the CFA program.

DWAYNE HANCOCK, CFA           Mr. Hancock is a dual employee of SSgA and SSgA FM. He is a Vice President of SSgA,
Diversified Stock Portfolio   Principal of SSgA FM and a Senior Portfolio Manager in the firm's Global Structured
International Index Portfolio Products Group. He is also a member of the SSgA Valuation Committee and is the GSPG product specialist for their ETFs. He currently manages a number of domestic and international portfolios. In addition to his direct fund responsibilities, Mr. Hancock has worked on the formulation of trading strategies for index change trades, Russell reconstitution and MSCI quarterly rebalancing and provisional trades. Mr. Hancock joined SSgA in 1996. Education: B.S., Business Administration, Framingham State
                              College; M.B.A., Boston College.

ELYA SCHWARTZMAN              Mr. Schwartzman is the lead portfolio manager of the Diversified Fixed Income
Diversified Fixed Income      Portfolio, which he has managed since 2006. He is a dual employee of SSgA and SSgA
Portfolio                     FM. Mr. Schwartzman is also a Vice President of SSgA and a portfolio manager in the
                              Passive Fixed Income Portfolio Management Group. Prior to assuming his current role, he spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both Investment Grade and Speculative
                              Grade markets. Education: B.A., Economics, Trinity College (CT); M.B.A., Sloan School of
                              Management at MIT, specializing in Quantitative Finance.


--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.


D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Portfolio, which he
Equity Value Portfolio        has managed since 2003. Mr. McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and maintains primary portfolio responsibility for the firm's small and large cap portfolios. Education: B.S., Geology, University of Delaware; M.B.A.,
                              Drexel University. Mr. McCreesh is a member of the Association for Investment
                              Management and research (AIMR) and the New York Society of Security Analysts
                              (NYSSA).

RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Portfolio, which he
Equity Value Portfolio        has managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He maintains primary portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S.,
                              Finance, Seton Hall University; M.B.A., New York University. Mr. Mushock is a member of the Association for Investment Management and Research (AIMR) and the NYSSA.


                                                                      ITEM 10 80

ITEM 11: INTERESTHOLDER INFORMATION AND
ITEM 12: DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------

The following pages provide information regarding how Portfolio Interests are priced, how Interests can be purchased and redeemed and how distributions are paid from the Portfolios. Information is also provided explaining that Interests are sold without a sales load or other fees.

 81 ITEMS 11 AND 12

PRICING PORTFOLIO INTERESTS
--------------------------------------------------------------------------------

The NAV of each Portfolio is determined as of 4:00 P.M. Eastern Time (Valuation
Time), on all weekdays that the New York Stock Exchange is open for business (Business Day), with the exception of Columbus Day and Veterans Day for the May Portfolios and the Diversified Fixed Income Portfolio. NAV Interest is calculated by dividing the aggregate value of the Portfolio's assets less all liabilities by the number of units of Interests outstanding.

Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

The Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if it believes that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for that security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. Trading in foreign securities, however, may not take place on all Business Days or may take place on days other than Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities markets. If events occur that affect the securities' value after the close of the markets on which they trade, the Portfolios may make adjustments to the value of the securities for purposes of determining NAV.

For purposes of determining NAV, the Portfolios convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

                                                  PRICING PORTFOLIO INTERESTS 82

PURCHASING PORTFOLIO INTERESTS
--------------------------------------------------------------------------------

Interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). All investments in the Portfolios are made without a sales load, at the NAV next determined after an order is received by the Portfolio. Investments in the Portfolios may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an "accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act.

The Trust reserves the right to reject purchase orders for any reason. At the Valuation Time on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the Portfolio's NAV by the percentage, effective for that day, that represents that investor's share of the aggregate Interests in the Portfolio. Any additions to or withdrawals of those Interests which are to be effected on that day will then be effected. Each investor's share of the aggregate Interests in the Portfolio then will be recomputed using the percentage equal to the fraction (1) the numerator of which is the value of the investor's investment in the Portfolio as of the Valuation Time on that day plus or minus, as the case may be, the amount of any additions to or withdrawals from such investment effected on that day and (2) the denominator of which is the Portfolio's aggregate NAV as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors. The percentages so determined then will be applied to determine the value of each investor's respective interest in the Portfolio as of the Valuation Time on the following Business Day.

There is no minimum initial or subsequent investment amount in a Portfolio. However, since each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (I.E., monies credited to the account of the Trust's custodian by a Federal Reserve Bank).

 83 PURCHASING PORTFOLIO INTERESTS

REDEEMING OR REPURCHASING PORTFOLIO INTERESTS
--------------------------------------------------------------------------------

An investor in a Portfolio may withdraw all or any portion of its investment in the Portfolio at the NAV next determined after a withdrawal request in proper form is furnished by the investor to the Trust. The proceeds of a withdrawal generally will be paid by the Portfolio in federal funds normally on the business day after the withdrawal is effected, but in any event within seven days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC.

Redemptions from a Portfolio may be made wholly or partially in portfolio securities. The Trust has filed an election with the SEC pursuant to which each Portfolio will only consider effecting a redemption in portfolio securities if the particular interestholder is redeeming more than the lesser of $250,000 or 1% of the Portfolio's NAV over a 90-day period.

The Portfolios reserve the right to reject any purchase for any reason. The Portfolios are not designed to serve as a vehicle for frequent trading. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.

Excessive trading by Portfolio interestholders can negatively impact a Portfolio and its long-term interestholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term interestholders. Excessive trading in Portfolio interests can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in securities of foreign issuers may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios, except the Short-Term Investment Portfolio, actively discourage the portfolio disruption and negative effects on long-term interestholders that can result from excessive trading activity by Portfolio interestholders. The Board has approved the Portfolios' policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved. Although the policies adopted by the Portfolios do not prohibit frequent trading in the Short-Term Investment Portfolio, Funds Management will seek to prevent an interestholder from utilizing the Short-Term Investment Portfolio to facilitate frequent purchases and redemptions of shares in portfolios other than the Short-Term Investment Portfolio.

                                REDEEMING OR REPURCHASING PORTFOLIO INTERESTS 84

DISTRIBUTIONS
--------------------------------------------------------------------------------

A Portfolio's net income consists of (1) all dividends, interest (including earned discount, both original issue and market discount), and other income, including any net realized gains on the Portfolio's assets, less (2) all actual and accrued expenses of the Portfolio, amortization of any premium, and net realized losses on the Portfolio's assets, all as determined in accordance with generally accepted accounting principles. In general, all of a Portfolio's net income is allocated pro rata among the investors in the Portfolio. However, allocations of a Portfolio's taxable income, gain, loss and deduction as determined for federal income tax purposes shall be made in a different manner. A Portfolio's net income generally is not distributed to the investors in the Portfolio, except as determined by the Board from time to time, but instead is included in the NAV of the investors' respective Interests in the Portfolio.

 85 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

Each Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that a Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Portfolio will be taxable on its distributive share of the Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains and losses. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All Portfolios will have fewer than 100 investors. The Trust's taxable year-end for all Portfolios is the last day of May, except for the Diversified Fixed Income, Diversified Stock, and the Short-Term Investment Portfolios, each of which has a taxable year end on the last day of February. Although the Trust will not be subject to federal income tax, it will file all required federal income tax returns.

It is intended that each Portfolio's assets, income and distribution will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (E.G., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

                                                                        TAXES 86

[GRAPHIC APPEARS HERE]

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                  Part B - Statement of Additional Information

                            WELLS FARGO MASTER TRUST

              Wells Fargo Advantage C&B Large Cap Value Portfolio
               Wells Fargo Advantage Disciplined Growth Portfolio
            Wells Fargo Advantage Diversified Fixed Income Portfolio
               Wells Fargo Advantage Diversified Stock Portfolio
                Wells Fargo Advantage Emerging Growth Portfolio
                 Wells Fargo Advantage Equity Income Portfolio
                  Wells Fargo Advantage Equity Value Portfolio
                     Wells Fargo Advantage Index Portfolio
            Wells Fargo Advantage Inflation-Protected Bond Portfolio
               Wells Fargo Advantage International Core Portfolio
              Wells Fargo Advantage International Growth Portfolio
              Wells Fargo Advantage International Index Portfolio
              Wells Fargo Advantage International Value Portfolio
             Wells Fargo Advantage Large Cap Appreciation Portfolio
              Wells Fargo Advantage Large Company Growth Portfolio
              Wells Fargo Advantage Managed Fixed Income Portfolio
             Wells Fargo Advantage Short-Term Investment Portfolio
                Wells Fargo Advantage Small Cap Index Portfolio
              Wells Fargo Advantage Small Company Growth Portfolio
              Wells Fargo Advantage Small Company Value Portfolio
                 Wells Fargo Advantage Stable Income Portfolio
           Wells Fargo Advantage Strategic Small Cap Value Portfolio
               Wells Fargo Advantage Total Return Bond Portfolio

                                January 13, 2010

                   ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

     This Part B is intended to provide additional information regarding the twenty-three Portfolios of Wells Fargo Master Trust (the "Trust") and should be read in conjunction with the Trust's Part A dated January 13, 2010. All terms used in Part B that are defined in Part A will have the same meanings assigned in Part A. The audited financial statements for the Portfolios, which include the portfolios of investments and independent registered public accounting firm's report for each Portfolio with the fiscal year ended September 30, 2009, as shown in the table that follows ("September Portfolios"), and for each Portfolio with the fiscal year ended May 31, 2009, as shown in the table that follows ("May Portfolios"), and for each Portfolio with the fiscal year ended February 28, 2009, as shown in the table that follows ("February Portfolios"), and the unaudited financial statements for the May Portfolios for the semi-annual period ended November 30, 2009, are hereby incorporated by reference to the Portfolios' Annual Reports and Semi-Annual Reports, respectively. Copies of Part A, Annual Reports and Semi-Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

FISCAL YEAR END                                 PORTFOLIO
 September 30                                   C&B Large Cap Value Portfolio
                                                Disciplined Growth Portfolio
                                                Emerging Growth Portfolio
                                                Equity Income Portfolio
                                                Equity Value Portfolio
                                                Index Portfolio
                                                International Core Portfolio
                                                International Growth Portfolio
                                                International Index Portfolio
                                                International Value Portfolio
                                                Large Cap Appreciation Portfolio
                                                Large Company Growth Portfolio
                                                Small Cap Index Portfolio
                                                Small Company Growth Portfolio
                                                Small Company Value Portfolio
                                                Strategic Small Cap Value Portfolio

 May 31                                         Inflation-Protected Bond Portfolio
                                                Managed Fixed Income Portfolio
                                                Stable Income Portfolio
                                                Total Return Bond Portfolio

 February 28 (or February 29 as the case        Diversified Fixed Income Portfolio
 may be)
                                                Diversified Stock Portfolio
                                                Short-Term Investment Portfolio

     License Information about the S&P 500 Index
     -------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Portfolios (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                         PAGE
                                                                         -----
ITEM 15. TRUST HISTORY                                                      1
ITEM 16. DESCRIPTION OF THE TRUST, PORTFOLIOS, INVESTMENTS AND RISKS        1
 Fundamental Investment Policies                                            1
 Non-Fundamental Investment Policies                                        2
PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS                3
ITEM 17. MANAGEMENT OF THE TRUST                                           27
 Trustees and Officers                                                     27
 Code of Ethics                                                            32
PROXY VOTING POLICIES AND PROCEDURES                                       33
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS          34
ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES               36
ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES                            38
 Investment Adviser                                                        38
 Investment Sub-Advisers                                                   41
 Unaffiliated Sub-Advisers                                                 43
 Administrator                                                             43
 Custodian and Fund Accountant                                             44
ITEM 20. PORTFOLIO MANAGERS                                                44
ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES                          55
ITEM 22. CAPITAL STOCK AND OTHER SECURITIES                                61
ITEM 23. PURCHASE, REDEMPTION, AND PRICING OF SHARES                       62
DETERMINATION OF NET ASSET VALUE                                           62
ITEM 24. TAXATION                                                          63
ITEM 25. UNDERWRITERS                                                      64
ITEM 26. CALCULATION OF PERFORMANCE DATA                                   64
ITEM 27. FINANCIAL STATEMENTS                                              64
APPENDIX                                                                  A-1

                             ITEM 15. TRUST HISTORY


     In November 1998, the parent holding company of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), adviser to the Stagecoach funds, merged with the parent holding company of Norwest Investment Management, Inc. ("NIM"), the adviser to the Norwest Advantage funds. Management and shareholders of both the Stagecoach Funds Family and the Norwest Advantage Funds Family approved a merger of the existing funds from both fund families into successor funds that are series of three newly formed investment companies registered under the 1940 Act. The Trust was established to continue the operations of certain existing portfolios of Wells Fargo Core Trust (Delaware) ("CT" or the "Trust"). The Trust's Board of Trustees (the "Board" or "Trustees") approved the change of the name of the Trust from "Wells Fargo Core Trust" to "Wells Fargo Master Trust" on November 5, 2002. The Trustees established fourteen portfolios of the Trust, each having a direct correlation to one predecessor CT portfolio, not including the following Portfolios:

PORTFOLIO                                   DATE PORTFOLIO COMMENCED OPERATIONS
 Large Cap Appreciation Portfolio           August 31, 2001
 Equity Value Portfolio                     August 29, 2003
 International Value Portfolio              October 31, 2003
 International Index Portfolio              October 6, 2004
 International Growth Portfolio             October 6, 2004
 C&B Large Cap Value Portfolio              December 6, 2004
 Inflation-Protected Bond Portfolio         July 25, 2005
 Total Return Bond Portfolio                July 25, 2005
 Strategic Small Cap Value Portfolio        January 31, 2006
 Diversified Fixed Income Portfolio         June 26, 2006
 Diversified Stock Portfolio                June 26, 2006
 Short-Term Investment Portfolio            June 26, 2006
 (formerly named the Money Market
 Portfolio)
 Emerging Growth Portfolio                  January 31, 2007


      ITEM 16. DESCRIPTION OF THE TRUST, PORTFOLIOS, INVESTMENTS AND RISKS


     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust. The Trust's Amended and Restated Declaration of Trust authorizes the Board to issue an unlimited number of beneficial interests ("Interests") and to establish and designate such Interests into one or more Portfolios. Interests may be purchased only by institutional investors which are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), and may not be purchased by individuals, S corporations, partnerships or grantor trusts. The number of investors ("Interestholders") for each Portfolio may not exceed 100.

     The Trust is currently comprised of twenty-three separate series (each, a "Portfolio" and collectively, the "Portfolios"): C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Diversified Fixed Income Portfolio, Diversified Stock Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, (formerly named the Large Cap Value Portfolio), Index Portfolio, Inflation-Protected Bond Portfolio, International Core Portfolio (formerly named the International Equity Portfolio), International Growth Portfolio, International Index Portfolio, International Value Portfolio (formerly named the Overseas Portfolio), Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Managed Fixed Income Portfolio, Short-Term Investment Portfolio (formerly named the Money Market Portfolio), Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Stable Income Portfolio, Strategic Small Cap Value Portfolio, and Total Return Bond Portfolio. Each Portfolio is "diversified" as defined under the 1940 Act.

Fundamental Investment Policies
-------------------------------

     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Portfolio.

     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that (v) the Index Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (vi) the International Index Portfolio reserves the right to concentrate in any industry in which the Morgan Stanley Capital International ("MSCI") EAFE Index becomes concentrated to approximately the same degree during the same period and (vii) the Small Cap Index Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's Interestholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its Interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Portfolio may not invest or hold more than 15% (10% for the Short-Term Investment Portfolio) of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Portfolio that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Interestholders will receive at least 60 days' notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Portfolios and certain of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or Part A. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or Part A apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in Part A, the Portfolio under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Part A, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher-rated fixed-income securities. If a security held by a Portfolio is downgraded, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Part A.

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Part A, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Portfolios may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Part A.

Convertible Securities
----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

     Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Part A. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

     The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

     While the Portfolios use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolios' use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. A Portfolio will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds, and they may also purchase certificates of participation in such instruments. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Portfolio is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolios' portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.

     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Insurance Funding Agreements
----------------------------

     A Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     Certain Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
---------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Inflation-Protected Debt Securities
-----------------------------------

     The Inflation-Protected Bond Portfolio invests primarily in, and the other Portfolios may invest in inflation-protected debt securities, including Treasury Inflation-Protected Securities ("TIPS"). Inflation-protected debt securities are instruments whose principal is indexed to a measure of inflation such as, for example, the Consumer Price Index.

     A Portfolio's yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.

     Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low;

however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Letters of Credit
-----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Portfolio, may be used for letter of credit-backed investments.

Loan Participations
-------------------

     A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at date of purchase "Prime-1" by Moody's or "A-1" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolios.

Mortgage-Related Securities
---------------------------

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Total Return Bond Portfolio may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgage-related securities.

     MORTGAGE PARTICIPATION CERTIFICATES ("PCS"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Portfolio's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.

Municipal Bonds
---------------

     Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

     Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Portfolio's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Portfolio are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Portfolio's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Portfolio also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an Interestholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolios' portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     A Portfolio invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Portfolio acquires the municipal security. Subsequent to a Portfolio's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Portfolio as "exempt-interest dividends" could be adversely affected, subjecting the Portfolio's Interestholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Portfolio held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Leases
----------------

     A Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Municipal Notes
---------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     RAWS. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Stripped Securities
-------------------

     The Total Return Bond Portfolio is limited to investing up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"). Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Portfolios at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables a Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolios. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this Part B. The ratings of Moody's, Fitch and S&P are more fully described in the Appendix.

U.S. Government Obligations
---------------------------

     U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

     In addition to the securities discussed above, a Portfolio may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

Variable Rate and Amount Master Notes
-------------------------------------

     Certain Portfolios may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Portfolios whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by Interestholders.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting aPortfolio to substantial losses. If it is not possible, or a Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Portfolio.

     A Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Portfolio may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Portfolio would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Portfolio will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Portfolio's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds an offsetting call on the same instrument or index as the call written. A Portfolio will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Portfolio's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Portfolio would be in a worse position than it would have been had if it had not written the option. If a Portfolio wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Portfolio must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Portfolios may invest.

     STOCK INDEX OPTIONS. A Portfolio may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Portfolio writes an option on a stock index, such Portfolios will place in a segregated account with the Portfolios' custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Portfolio may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Portfolio may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Portfolio will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Portfolio may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Portfolio may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its currency risks, and may cause a Portfolio to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Portfolio may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolios' portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Portfolio's investment objective and legally permissible for the Portfolio.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Portfolio may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Portfolio also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Portfolio may not receive the net amount of payments that such Portfolio contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Portfolio will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Portfolio enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Portfolio's exposure to long-term interest rates. Another example is if a Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. Additionally, whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, a Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio. A Portfolio will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Portfolio may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, a Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Portfolio may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Portfolio's portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Portfolio thereunder, and conversely, that a Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of a Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Portfolio to the extent such purchase is consistent with the Portfolio's investment objective and strategies.

Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment.

Real Estate/REIT Securities
---------------------------

     Although the Portfolios will not invest directly in real estate, the Portfolios may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Part A.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors were to engage in trading this type of security, a Portfolio may be forced to dispose of its holdings in this type of security at prices lower than might otherwise be obtained in the absence of institutional trading in such security.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Obligations and Securities
----------------------------------

     The Portfolios consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment by a Portfolio in any single country, especially a less developed country, would make such Portfolio's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.

     Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

     A Portfolio may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
---------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Portfolio may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets.

     A Portfolio will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Portfolios have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% (10% for the Short-Term Investment Portfolio) of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Each Portfolio, except the Short-Term-Investment Portfolio, may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the securities loaned plus any accrued interest or dividends, with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Portfolio will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established under the 1940 Act.

     The following provides additional detail on the requirement described in
(i) above. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest at the time when the Fund enters into the transaction. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the market value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest.

     For lending its securities, a Portfolio will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Portfolio by the Securities Lending Agent in securities that, at the time of investment, are considered high-quality, U.S. dollar-denominated short-term money market instruments and have been evaluated and approved by the Portfolios' investment adviser and are permissible investments for a Portfolio. Cash collateral is invested on behalf of a Portfolio through a joint account in a manner similar to the Portfolios' investment of its cash reserves and the Portfolio is entitled to the gains and bears the losses on such investments. The investments purchased with cash collateral on behalf of each Portfolio currently include holdings in the securities of certain structured investment vehicles or "SIVs" that, although considered high-quality, short-term money market instruments when originally purchased by the Securities Lending Agent through a joint account, are now in payment default or are otherwise impaired. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Thus, the current net asset value of each Portfolio reflects the current valuations assigned to defaulted or impaired SIVs that were purchased on behalf of a Portfolio through the investment of cash collateral for securities loaned. If a Portfolio elects to discontinue its participation in the securities lending program at a time when the defaulted or impaired SIVs still comprise a portion of the cash collateral pool of investments, the Securities Lending Agent would seek to promptly liquidate the securities in the cash collateral investment pool, including the defaulted or impaired SIVs. In such an event, the ability to dispose of defaulted or impaired SIVs at an acceptable price or at all may be severely limited or not possible, in which case a Portfolio could be required to receive a distribution of the defaulted or impaired SIVs in kind or realize a loss on the entire portion of the cash collateral pool represented by the defaulted or impaired SIVs. The current valuation assigned to a security in the cash collateral pool by a Portfolio may differ from any valuation that the Securities Lending Agent may assign to the same security when held on behalf of another client or for its own account. Loans of securities also involve a risk that the borrower may fail to return the securities when due or when called for by a Portfolio or may fail to provide additional collateral when required. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is expected to be presented to a shareholder vote so that securities may be voted by the Portfolio.

     Each lending Portfolio pays a portion of the net interest or fees earned from securities lending to a Securities Lending Agent. Wells Fargo Bank currently acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser and has delegated its duties as Securities Lending Agent to an affiliated sub-agent for certain Portfolios and to an unaffiliated sub-agent for other Portfolios. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank under a contract is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. Wells Fargo Bank pays all or a portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The Securities Lending Agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Other Investment Companies
--------------------------

     A Portfolio may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the portfolio's non-fundamental investment policies. Currently, under the 1940 Act, a portfolio that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such portfolio's total assets with respect to any one investment company; and (iii) 10% of such portfolio's total assets. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

     Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Portfolios' investments in certain ETFs may exceed certain of the limits described above.

     Under the 1940 Act and rules and regulations thereunder, a Portfolio may purchase shares of other affiliated Portfolios, subject to certain conditions. Investing in affiliated Portfolios may present certain actual or potential conflicts of interest.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and Other Restricted Securities
-------------------------------------------------

     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Portfolio's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Portfolio.

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the underlying securities may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Portfolio will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Portfolio's adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Portfolio sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until a Portfolio replaces the borrowed security. In order to deliver the security to the buyer, a Portfolio must arrange through a broker to borrow the security and, in so doing, a Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Portfolio that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Portfolio's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Portfolio makes a short sale "against the box," a Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its Interestholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Warrants
--------

     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                        ITEM 17. MANAGEMENT OF THE TRUST


     The following information supplements, and should be read in conjunction with, the section in Part A entitled "Management, Organization and Capital Structure."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of January 13, 2010, 133 series comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Variable Trust (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     Information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                       OTHER PUBLIC
                                WITH                                                                            COMPANY OR
                            REGISTRANT/                                                                         INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                            COMPANY
NAME AND AGE                 SERVICE/1/                         DURING PAST 5 YEARS                           DIRECTORSHIPS
------------------------ ------------------ -------------------------------------------------------------- -------------------
                                                     INDEPENDENT TRUSTEES
Peter G. Gordon, 67      Trustee, since     Co-Founder, Chairman, President and CEO of Crystal                     N/A
                         1998, Chairman,    Geyser Water Company.
                         since 2005
                         (Lead Trustee
                         since 2001)
Isaiah Harris, Jr., 56   Trustee, since     Retired. Prior thereto, President and CEO of BellSouth          CIGNA Corporation
                         2009, Advisory     Advertising and Publishing Corp from 2005 to 2007,              Deluxe Corporation
                         Board Member,      President and CEO of BellSouth Enterprises from 2004 to
                         from 2008 to       2005 and President of BellSouth Consumer Services from
                         2009               2000 to 2003. Currently a member of the Iowa State
                                            University Foundation Board of Governors and a member of
                                            the Advisory Board of Iowa State University School of
                                            Business.
Judith M. Johnson, 60    Trustee, since     Retired. Prior thereto, Chief Executive Officer and Chief              N/A
                         2008               Investment Officer of Minneapolis Employees Retirement
                                            Fund from 1996 to 2008. Ms. Johnson is a certified public
                                            accountant and a certified managerial accountant.

                            POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                            COMPANY OR
                             REGISTRANT/                                                                        INVESTMENT
                              LENGTH OF                         PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
------------------------ ------------------ -------------------------------------------------------------- -------------------
David F. Larcker, 59     Trustee, since     James Irvin Miller Professor of Accounting at the Graduate             N/A
                         2009, Advisory     School of Business, Stanford University, Director of
                         Board Member,      Corporate Governance Research Program and Co-Director of
                         from 2008 to       The Rock Center for Corporate Governance since 2006.
                         2009               From 2005 to 2008, Professor of Accounting at the Graduate
                                            School of Business, Stanford University. Prior thereto, Ernst
                                            & Young Professor of Accounting at The Wharton School,
                                            University of Pennsylvania from 1985 to 2005.
Olivia S. Mitchell, 56   Trustee, since     Professor of Insurance and Risk Management, Wharton                    N/A
                         2006               School, University of Pennsylvania. Director of the Boettner
                                            Center on Pensions and Retirement Research. Research
                                            associate and board member, Penn Aging Research Center.
                                            Research associate, National Bureau of Economic Research.
Timothy J. Penny, 57     Trustee, since     President and CEO of Southern Minnesota Initiative                     N/A
                         1996               Foundation, a non-profit organization, since 2007 and Senior
                                            Fellow at the Humphrey Institute Policy Forum at the
                                            University of Minnesota since 1995. Member of the Board
                                            of Trustees of NorthStar Education Finance, Inc., a
                                            non-profit organization, since 2007.
Donald C. Willeke, 69    Trustee, since     Principal of the law firm of Willeke & Daniels. General                N/A
                         1996               Counsel of the Minneapolis Employees Retirement Fund
                                            from 1984 to present.
                                                          OFFICERS
Karla M. Rabusch, 50     President, since   Executive Vice President of Wells Fargo Bank, N.A. and                 N/A
                         2003               President of Wells Fargo Funds Management, LLC since
                                            2003. Senior Vice President and Chief Administrative
                                            Officer of Wells Fargo Funds Management, LLC from 2001
                                            to 2003.
David Berardi, 34        Assistant          Vice President of Evergreen Investment Management                      N/A
                         Treasurer, since   Company, LLC since 2008. Assistant Vice President of
                         2009               Evergreen Investment Services, Inc. from 2004 to 2008.
                                            Manager of Fund Reporting and Control for Evergreen
                                            Investment Management Company, LLC since 2004.
Jeremy DePalma, 35       Assistant          Senior Vice President of Evergreen Investment Management               N/A
                         Treasurer, since   Company, LLC since 2008. Vice President, Evergreen
                         2009               Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                            President, Evergreen Investment Services, Inc. from 2000 to
                                            2004 and the head of the Fund Reporting and Control Team
                                            within Fund Administration since 2005.
C. David Messman, 49     Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds               N/A
                         2000; Chief        Management, LLC since 2001. Vice President and Managing
                         Legal Officer,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                         since 2003
Debra Ann Early, 45      Chief              Chief Compliance Officer of Wells Fargo Funds                          N/A
                         Compliance         Management, LLC since 2007. Chief Compliance Officer of
                         Officer, since     Parnassus Investments from 2005 to 2007. Chief Financial
                         2007               Officer of Parnassus Investments from 2004 to 2007 and
                                            Senior Audit Manager of PricewaterhouseCoopers LLP from
                                            1998 to 2004.

                            POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                            COMPANY OR
                             REGISTRANT/                                                                        INVESTMENT
                              LENGTH OF                       PRINCIPAL OCCUPATION(S)                            COMPANY
NAME AND AGE                 SERVICE/1/                         DURING PAST 5 YEARS                           DIRECTORSHIPS
------------------------ ------------------ -------------------------------------------------------------- -------------------
Kasey Phillips, 38       Treasurer, since   Senior Vice President of Evergreen Investment Management               N/A
                         2009               Company, LLC since 2006 and currently the Treasurer of the
                                            Evergreen Funds since 2005. Vice President and Assistant
                                            Vice President of Evergreen Investment Services, Inc. from
                                            1999 to 2006.

----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met once during the May Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     The Governance Committee has adopted procedures by which Interestholders may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The Interestholder must submit any such recommendation (an "Interestholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Interestholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Interestholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the Interestholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such Interestholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending Interestholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending Interestholder; and (v) a description of all arrangements or understandings between the recommending Interestholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by Interestholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

     The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the May Portfolios' most recently completed fiscal year. Judith Johnson serves as the chairman of the Audit Committee.

     COMPENSATION. For the calendar year ended December 31, 2008, each Trustee received an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic Board meeting beyond five. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2009, the Trustees received the following compensation from the May Portfolios:

                                                                  INDEPENDENT TRUSTEES
                            PETER G.   ISAIAH HARRIS    JUDITH M.    DAVID F.    OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO NAME               GORDON        JR./3/      JOHNSON/2/   LARCKER/2/    MITCHELL      PENNY      WILLEKE
Inflation-Protected Bond    $  1,985      $   515       $  1,165      $   487    $  1,687     $  1,687    $  1,687
Managed Fixed Income        $  1,985      $   515       $  1,165      $   487    $  1,687     $  1,687    $  1,687
Stable Income               $  1,985      $   515       $  1,165      $   487    $  1,687     $  1,687    $  1,687
Total Return Bond           $  1,985      $   515       $  1,165      $   487    $  1,687     $  1,687    $  1,687
TOTAL COMPENSATION FROM     $266,000      $68,967       $156,164      $65,217    $226,000     $226,000    $226,000
THE FUND COMPLEX/1/

----------
/1/ Includes Trustee compensation received by other Funds/Portfolios within the entire Fund Complex (consisting of 134 funds as of the fiscal year end).
/2/ Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. The compensation reflected in the table above for Ms. Johnson is for the period August 1, 2008, to May 31, 2009.
/3/ Isaiah Harris, Jr. and David F. Larcker became Independent Trustees effective April 17, 2009. From November 1, 2008, to April 17, 2009, Messrs. Harris and Larcker served as Advisory Board Members. The compensation reflected in the table above for Messrs. Harris and Larcker includes compensation for their service as Advisory Board members from November 1, 2008 to April 16, 2009 and as Independent Trustees for the period from April 17, 2009 to May 31, 2009.

     For the fiscal year ended September 30, 2009, the Trustees received the following compensation from the September Portfolios:



                                                             INDEPENDENT TRUSTEES
                             PETER G.   ISAIAH HARRIS   JUDITH M.    DAVID F.    OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO NAME                GORDON        JR./2/       JOHNSON    LARCKER/2/    MITCHELL      PENNY      WILLEKE
C&B Large Cap Value          $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Disciplined Growth           $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Emerging Growth              $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Equity Income                $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Equity Value                 $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Index                        $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
International Core           $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
International Growth         $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
International Index          $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
International Value          $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Large Cap Appreciation       $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Large Company Growth         $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Small Cap Index              $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Small Company Growth         $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Small Company Value          $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
Strategic Small Cap Value    $  1,910      $    943     $  1,673     $    943    $  1,598     $  1,609    $  1,609
TOTAL COMPENSATION FROM      $254,000      $125,467     $222,500     $125,467    $212,500     $214,000    $214,000
THE FUND COMPLEX/1/


----------

/1/ Includes Trustee compensation received by other Funds/Portfolios within the entire Fund Complex (consisting of 133 funds as of the fiscal year end).
/2/ Isaiah Harris, Jr. and David F. Larcker became Independent Trustees effective April 17, 2009. From November 1, 2008, to April 17, 2009, Messrs. Harris and Larcker served as Advisory Board Members. The compensation reflected in the table above for Messrs. Harris and Larcker includes compensation for their service as Advisory Board members from November 1, 2008 to April 16, 2009 and as Independent Trustees for the period from April 17, 2009 to September 30, 2009.


     For the fiscal year ended February 28, 2009, the Trustees received the following compensation from the February Portfolios:

                                                             INDEPENDENT TRUSTEES
                            PETER G.   ISAIAH HARRIS    JUDITH M.    DAVID F.    OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO NAME               GORDON        JR./2/      JOHNSON/3/   LARCKER/2/    MITCHELL      PENNY      WILLEKE
Diversified Fixed Income    $  1,840      $   123        $   721      $    95    $  1,541     $  1,541    $  1,541
Diversified Stock           $  1,840      $   123        $   721      $    95    $  1,541     $  1,541    $  1,541
Short-Term Investment       $  1,840      $   123        $   721      $    95    $  1,541     $  1,541    $  1,541
TOTAL AMOUNT IN FUND        $246,500      $16,500        $96,664      $12,750    $206,500     $206,500    $206,500
COMPLEX/1/

----------
/1/ Includes Trustee compensation received by other Funds/Portfolios within the entire Fund Complex (consisting of 134 funds as of the fiscal year end).
/2/ Isaiah Harris, Jr. and David F. Larcker became Independent Trustees effective April 17, 2009. From November 1, 2008, to April 17, 2009, Messrs. Harris and Larcker served as Advisory Board Members. The compensation reflected in the table above for Messrs. Harris and Larcker is for the period November 1, 2008 to February 28, 2009.
/3/ Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. The compensation reflected in the table above for Ms. Johnson is for the period August 1, 2008, to February 28, 2009.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2008, the Trustees, the Advisory Board Members and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

                  BENEFICIAL EQUITY OWNERSHIP IN FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2008

                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS
                                                INDEPENDENT TRUSTEES
                                 PETER G.   ISAIAH HARRIS   JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO                         GORDON         JR.         JOHNSON     LARCKER    MITCHELL      PENNY      WILLEKE
C&B Large Cap Value             $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Disciplined Growth Portfolio    $      0   $      0        $0          $0         $      0    $      0     $      0
Diversified Fixed Income        $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Diversified Stock Portfolio     $      0   $      0        $0          $0         $      0    $      0     $      0
Emerging Growth Portfolio       $      0   $      0        $0          $0         $      0    $      0     $      0
Equity Income Portfolio         $      0   $      0        $0          $0         $      0    $      0     $      0
Equity Value Portfolio          $      0   $      0        $0          $0         $      0    $      0     $      0
Index Portfolio                 $      0   $      0        $0          $0         $      0    $      0     $      0
Inflation-Protected Bond        $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
International Core Portfolio    $      0   $      0        $0          $0         $      0    $      0     $      0
International Growth            $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
International Index Portfolio   $      0   $      0        $0          $0         $      0    $      0     $      0
International Value Portfolio   $      0   $      0        $0          $0         $      0    $      0     $      0
Large Cap Appreciation          $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Large Company Growth            $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Managed Fixed Income            $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Short-Term Investment           $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Small Cap Index Portfolio       $      0   $      0        $0          $0         $      0    $      0     $      0
Small Company Growth            $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Small Company Value             $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Stable Income Portfolio         $      0   $      0        $0          $0         $      0    $      0     $      0
Strategic Small Cap Value       $      0   $      0        $0          $0         $      0    $      0     $      0
Portfolio
Total Return Bond Portfolio     $      0   $      0        $0          $0         $      0    $      0     $      0
Aggregate Dollar Range of         Over          Over       $0          $0            Over        Over         Over
Equity Securities of Fund       $100,000   $100,000                               $100,000    $100,000     $100,000
Complex/1/

----------
/1/ Includes Trustee ownership in shares of other Funds/Portfolios within the entire Fund Complex (consisting of 134 Funds/Portfolios at calendar year end).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2008, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio Interestholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to Interestholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Portfolios of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to RiskMetrics Group's ("RMG") then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio Interestholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolios' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   --------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ---------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bond and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ---------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        -------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of RMG and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both RMG and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ---------------
Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.


          ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Set forth below, as of January 4, 2010, is the name and Interest ownership of each Interestholder known by the Trust to have beneficial or record ownership of 5% or more of each Portfolio. The address for each of the Interestholders listed below, unless otherwise indicated, is 525 Market Street, San Francisco, CA 94105. Each Interestholder is both the beneficial and record owner of the Interests in each respective Portfolio.

                    INTEREST OWNERSHIP AS OF JANUARY 4, 2010



                                                                                        PERCENTAGE
                                                                                            OF
PORTFOLIO                             INTEREST OWNER                                    PORTFOLIO
--------------------------------      -------------------------------------------      -----------
C&B Large Cap Value Portfolio         C&B LARGE CAP VALUE FUND                             82.50%
                                      GROWTH BALANCED FUND                                  7.86%
                                      DIVERSIFIED EQUITY FUND                               6.24%
Disciplined Growth Portfolio          GROWTH BALANCED FUND                                 40.24%
                                      DIVERSIFIED EQUITY FUND                              31.92%
                                      GROWTH EQUITY FUND                                   10.53%
                                      MODERATE BALANCED FUND                                6.63%
                                      AGGRESSIVE ALLOCATION FUND                            5.72%
Diversified Fixed Income              DOW JONES TARGET 2020 FUND                           27.04%
Portfolio                             DOW JONES TARGET 2010 FUND                           18.26%
                                      DOW JONES TARGET TODAY FUND                          12.83%
                                      DOW JONES TARGET 2030 FUND                           10.12%
                                      DOW JONES TARGET 2015 FUND                            7.84%
                                      DOW JONES TARGET 2025 FUND                           18.60%
Diversified Stock Portfolio           DOW JONES TARGET 2030 FUND                           20.02%
                                      DOW JONES TARGET 2025 FUND                           19.98%
                                      DOW JONES TARGET 2020 FUND                           16.28%
                                      DOW JONES TARGET 2040 FUND                           16.47%
                                      DOW JONES TARGET 2050 FUND                           11.35%
                                      DOW JONES TARGET 2035 FUND                            5.65%
Emerging Growth Portfolio             DIVERSIFIED SMALL CAP FUND                           15.29%
                                      GROWTH EQUITY FUND                                   10.11%
                                      MODERATE BALANCED FUND                               19.35%
                                      EMERGING GROWTH FUND                                 44.74%

                                                                                        PERCENTAGE
                                                                                            OF
PORTFOLIO                             INTEREST OWNER                                    PORTFOLIO
--------------------------------      -------------------------------------------      -----------
Equity Income Portfolio               EQUITY INCOME FUND                                   56.02%
                                      GROWTH BALANCED FUND                                 19.78%
                                      DIVERSIFIED EQUITY FUND                              15.67%
Equity Value Portfolio                GROWTH BALANCED FUND                                  9.22%
                                      DIVERSIFIED EQUITY FUND                               7.31%
                                      EQUITY VALUE FUND                                    45.68%
                                      WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              12.39%
                                      WEALTHBUILDER GROWTH BALANCED PORTFOLIO               8.94%
Index Portfolio                       INDEX FUND                                           85.18%
                                      GROWTH BALANCED FUND                                  6.65%
                                      DIVERSIFIED EQUITY FUND                               5.30%
Inflation-Protected Bond              TREASURY INFLATION-PROTECTED BOND FUND               56.20%
Portfolio                             GROWTH BALANCED FUND                                 19.93%
                                      CONSERVATIVE ALLOCATION FUND                         12.47%
                                      MODERATE BALANCED FUND                                6.85%
International Core Portfolio          DIVERSIFIED EQUITY FUND                              28.60%
                                      GROWTH BALANCED FUND                                 36.60%
                                      GROWTH EQUITY FUND                                   19.02%
                                      MODERATE BALANCED FUND                                6.04%
                                      AGGRESSIVE ALLOCATION FUND                            5.24%
International Growth Portfolio        GROWTH BALANCED FUND                                 13.96%
                                      DIVERSIFIED EQUITY FUND                              10.99%
                                      GROWTH EQUITY FUND                                    7.34%
                                      WEALTHBUILDER GROWTH BALANCED PORTFOLIO              18.21%
                                      WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              18.10%
                                      WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO             7.97%
                                      WEALTHBUILDER EQUITY PORTFOLIO                        6.56%
                                      WEALTHBUILDER MODERATE BALANCED PORTFOLIO             7.61%
International Index Portfolio         GROWTH BALANCED FUND                                 36.58%
                                      DIVERSIFIED EQUITY FUND                              28.67%
                                      GROWTH EQUITY FUND                                   19.05%
                                      MODERATE BALANCED FUND                                6.01%
                                      AGGRESSIVE ALLOCATION FUND                            5.24%
International Value Portfolio         INTERNATIONAL VALUE FUND                             81.91%
                                      GROWTH BALANCED FUND                                  6.65%
                                      DIVERSIFIED EQUITY FUND                               5.17%
Large Cap Appreciation                LARGE CAP APPRECIATION FUND                          61.64%
Portfolio                             GROWTH BALANCED FUND                                 17.27%
                                      DIVERSIFIED EQUITY FUND                              13.68%
Large Company Growth                  LARGE COMPANY GROWTH FUND                            61.88%
Portfolio                             GROWTH BALANCED FUND                                 13.96%
                                      DIVERSIFIED EQUITY FUNDGROWTH EQUITY FUND            11.33%
                                                                                            6.68%
Managed Fixed Income                  GROWTH BALANCED FUND                                 45.50%
Portfolio                             CONSERVATIVE ALLOCATION FUND                         28.48%
                                      MODERATE BALANCED FUND                               15.62%
                                      DIVERSIFIED BOND FUND                                 7.36%

                                                                                        PERCENTAGE
                                                                                            OF
PORTFOLIO                             INTEREST OWNER                                    PORTFOLIO
--------------------------------      -------------------------------------------      -----------
Short-Term Investment                 DOW JONES TARGET TODAY FUND                           8.55%
Portfolio                             DOW JONES TARGET 2010 FUND                            9.43%
                                      DOW JONES TARGET 2020 FUND                           19.97%
                                      DOW JONES TARGET 2025 FUND                           18.91%
                                      DOW JONES TARGET 2030 FUND                           15.63%
                                      DOW JONES TARGET 2040 FUND                           10.61%
                                      DOW JONES TARGET 2050 FUND                            7.18%
Small Cap Index Portfolio             DIVERSIFIED SMALL CAP FUND                           42.51%
                                      GROWTH EQUITY FUND                                   16.69%
                                      GROWTH BALANCED FUND                                 18.39%
                                      DIVERSIFIED EQUITY FUND                              14.49%
Small Company Growth                  SMALL COMPANY GROWTH FUND                            80.68%
Portfolio                             DIVERSIFIED SMALL CAP FUND                            8.23%
Small Company Value Portfolio         SMALL COMPANY VALUE FUND                             56.49%
                                      WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              10.88%
                                      WEALTHBUILDER GROWTH BALANCED PORTFOLIO              11.08%
Stable Income Portfolio               STABLE INCOME FUND                                   56.50%
                                      CONSERVATIVE ALLOCATION FUND                         31.06%
                                      MODERATE BALANCED FUND                               12.44%
Strategic Small Cap Value             DIVERSIFIED SMALL CAP FUND                           42.46%
Portfolio                             GROWTH EQUITY FUND                                   16.77%
                                      GROWTH BALANCED FUND                                 18.37%
                                      DIVERSIFIED EQUITY FUND                              14.51%
Total Return Bond Portfolio           TOTAL RETURN BOND FUND                               88.28%


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.


                ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser
------------------

     Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Portfolios on or about March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory and administration responsibilities of Wells Fargo Bank. The Portfolios' adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Portfolio's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Portfolio's performance.

     The Advisory Agreement for each Portfolio will remain in effect for a period of two years from the date of its effectiveness and thereafter shall continue for successive one-year periods provided such continuance is specifically approved at least annually by the Board or by vote of the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

     The Advisory Agreement with respect to a Portfolio is terminable without the payment of any penalty, by the Board or by a vote of a majority of the Portfolio's outstanding voting securities (as defined under the 1940 Act) on 60 days' written notice by either party and will terminate automatically upon its assignment.

     The advisory fees, as described in Part A, are accrued daily and paid monthly. The adviser in its sole discretion, may waive all or any portion of its advisory fee with respect to each Portfolio. Each Advisory Agreement provides that the advisers may render service to others.

     The table below shows the dollar amount of advisory fees payable as a percentage of average daily net assets by each Portfolio over its past three fiscal years, or such shorter term as a Portfolio has been operational. Specifically, the table details the dollar amount of fees that would have been payable had certain waivers not been in place, together with the dollar amount of fees waived and the dollar amount of net fees paid. The advisory fee rates are set forth in Part A. The International Index and International Growth Portfolios commenced operations on October 6, 2004. The C&B Large Cap Value Portfolio commenced operations on December 6, 2004. The Inflation-Protected Bond Portfolio and Total Return Bond Portfolio commenced operations on July 25, 2005. The Strategic Small Cap Value Portfolio commenced operations on January 31, 2006. The Diversified Fixed Income, Diversified Stock and Short-Term Investment (formerly named the Money Market Portfolio) Portfolios commenced operations on June 26, 2006. The Emerging Growth Portfolio commenced operations on January 31, 2007.

                                 ADVISORY FEES


                                              FEES               FEES                 FEES
MASTER PORTFOLIO                            INCURRED            WAIVED          PAID AFTER WAIVER
C&B LARGE CAP VALUE PORTFOLIO
 Year ended September 30, 2009            $ 3,590,969         $  491,838           $ 3,099,131
 Year ended September 30, 2008            $ 6,394,414         $  377,147           $ 6,017,267
 Year ended September 30, 2007            $ 7,771,230         $  650,340           $ 7,120,890
DISCIPLINED GROWTH PORTFOLIO
 Year ended September 30, 2009            $   545,777         $   16,782           $   528,995
 Year ended September 30, 2008            $ 1,023,605         $   14,650           $ 1,008,955
 Year ended September 30, 2007            $ 1,406,173         $    1,310           $ 1,404,863
DIVERSIFIED FIXED INCOME PORTFOLIO
 Year ended February 28, 2009             $ 2,590,099         $    6,826           $ 2,583,273
 Year ended February 29, 2008               1,976,566         $    5,015           $ 1,971,551
 Period ended February 28, 2007/1/        $   842,242         $   19,980           $   822,262
DIVERSIFIED STOCK PORTFOLIO
 Year ended February 28, 2009             $ 4,927,151         $   30,994           $ 4,896,157
 Year ended February 29, 2008               4,187,705         $    8,605           $ 4,179,100
 Period ended February 28, 2007/1/        $ 1,754,386         $   37,607           $ 1,716,779
EMERGING GROWTH PORTFOLIO
 Year ended September 30, 2009            $   619,330         $   21,870           $ 597, 460
 Year ended September 30, 2008            $   884,683         $   15,144           $   869,539
 Year ended September 30, 2007/2/         $   320,708         $    5,767           $   314,941
EQUITY INCOME PORTFOLIO
 Year ended September 30, 2009              1,712,419         $  152,573           $ 1,559,846
 Year ended September 30, 2008            $ 3,451,139         $  821,797           $ 2,629,342
 Year ended September 30, 2007            $ 6,138,480         $1,566,044           $ 4,572,436
EQUITY VALUE PORTFOLIO
 Year ended September 30, 2009            $ 3,171,153         $  183,703           $ 2,987,450
 Year ended September 30, 2008            $ 4,516,035         $  188,193           $ 4,327,842
 Year ended September 30, 2007            $ 4,299,610         $  492,901           $ 3,806,709
INDEX PORTFOLIO
 Year ended September 30, 2009            $ 1,507,054         $  256,887           $ 1,250,167
 Year ended September 30, 2008            $ 2,114,085         $   17,780           $ 2,096,305
 Year ended September 30, 2007            $ 2,315,769         $  272,898           $ 2,042,871
INFLATION-PROTECTED BOND PORTFOLIO
 Year ended May 31, 2009                  $   584,937         $  115,465           $   469,472
 Year ended May 31, 2008                  $   787,358         $  138,786           $   648,572
 Year ended May 31, 2007                  $ 1,038,160         $  336,021           $   702,139

                                              FEES                FEES                FEES
MASTER PORTFOLIO                            INCURRED             WAIVED         PAID AFTER WAIVER
INTERNATIONAL CORE PORTFOLIO
 Year ended September 30, 2009            $   603,773         $   53,385               550,388
 Year ended September 30, 2008            $ 1,121,965         $   26,513           $ 1,095,452
 Year ended September 30, 2007            $ 1,533,737         $    4,784           $ 1,528,953
INTERNATIONAL GROWTH PORTFOLIO
 Year ended September 30, 2009            $ 1,079,532         $   43,318           $ 1,036,214
 Year ended September 30, 2008            $ 2,255,673         $   78,855           $ 2,176,818
 Year ended September 30, 2007            $ 2,903,231         $   91,040           $ 2,812,191
INTERNATIONAL INDEX PORTFOLIO
 Year ended September 30, 2009            $   224,862         $   55,622           $   169,240
 Year ended September 30, 2008            $   414,074         $   14,216           $   399,858
 Year ended September 30, 2007            $   565,481         $    5,848           $   559,633
INTERNATIONAL VALUE PORTFOLIO
 Year ended September 30, 2009            $ 2,506,886         $  127,468           $ 2,379,418
 Year ended September 30, 2008            $ 3,834,517         $  218,326           $ 3,616,191
 Year ended September 30, 2007            $ 3,570,396         $  133,103           $ 3,437,293
LARGE CAP APPRECIATION PORTFOLIO
 Year ended September 30, 2009            $   668,437         $   62,985           $   605,452
 Year ended September 30, 2008            $ 1,144,851         $   77,147           $ 1,067,704
 Year ended September 30, 2007            $ 1,188,351         $   85,190           $ 1,103,161
LARGE COMPANY GROWTH PORTFOLIO
 Year ended September 30, 2009            $ 6,134,564         $  778,198           $ 5,356,366
 Year ended September 30, 2008            $13,637,585         $  264,250           $13,373,335
 Year ended September 30, 2007            $19,373,639         $  674,485           $18,699,154
MANAGED FIXED INCOME PORTFOLIO
 Year ended May 31, 2009                  $ 2,306,728         $  494,013           $ 1,812,715
 Year ended May 31, 2008                  $ 3,828,614         $1,411,044           $ 2,417,570
 Year ended May 31, 2007                  $ 4,167,648         $1,785,078           $ 2,382,570
SHORT-TERM INVESTMENT PORTFOLIO
 Year ended February 28, 2009             $   120,951         $    9,704           $   111,247
 Year ended February 29, 2008             $   129,246         $    8,726           $   120,520
 Period ended February 28, 2007/1/        $    85,980         $    1,080           $    84,900
SMALL CAP INDEX PORTFOLIO
 Year ended September 30, 2009            $   402,627         $   40,280           $   362,347
 Year ended September 30, 2008            $   673,721         $  160,083           $   513,638
 Year ended September 30, 2007            $   859,956         $  209,419           $   650,537
SMALL COMPANY GROWTH PORTFOLIO
 Year ended September 30, 2009
 Year ended September 30, 2008            $ 5,333,627         $    9,264           $ 5,324,363
 Year ended September 30, 2007            $ 8,083,240         $   13,134           $ 8,070,106
SMALL COMPANY VALUE PORTFOLIO
 Year ended September 30, 2009            $ 2,821,668         $   74,965           $ 2,746,703
 Year ended September 30, 2008            $ 3,649,032         $   13,035           $ 3,635,997
 Year ended September 30, 2007            $ 4,614,556         $   33,879           $ 4,580,677
STABLE INCOME PORTFOLIO
 Year ended May 31, 2009                  $ 1,731,497         $   51,707           $ 1,679,790
 Year ended May 31, 2008                  $ 2,552,724         $  803,348           $ 1,749,376
 Year ended May 31, 2007                  $ 2,792,191         $  605,770           $ 2,186,421
STRATEGIC SMALL CAP VALUE PORTFOLIO

                                              FEES               FEES                FEES
MASTER PORTFOLIO                            INCURRED            WAIVED         PAID AFTER WAIVER
 Year ended September 30, 2009            $ 1,543,858         $  314,713           $ 1,229,145
 Year ended September 30, 2008            $ 2,631,132         $  244,481           $ 2,386,651
 Year ended September 30, 2007            $ 3,474,413         $   41,716           $ 3,432,697
TOTAL RETURN BOND PORTFOLIO
 Year ended May 31, 2009                  $ 6,318,860         $   65,434           $ 6,253,426
 Year ended May 31, 2008                  $ 7,338,329         $  416,489           $ 6,921,840
 Year ended May 31, 2007                  $ 6,642,833         $  449,480           $ 6,193,353


/1/   For the 8-month period ended February 28, 2007.

/2/   For the 9-month period ended September 30, 2007.


Investment Sub-Advisers
-----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke and Bieler, L.P. ("Cooke & Bieler"), Evergreen Investment Management Company, LLC ("Evergreen Investments"), Galliard Capital Management, Inc. ("Galliard"), LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group, LP ("Smith Group"), SSgA Funds Management, Inc. ("SSgA FM") and Systematic Financial Management LP ("Systematic") (collectively, the "Sub-Advisers") to serve as investment sub-advisers to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Portfolios' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine, Galliard and Wells Capital Management.

     An investment Sub-advisory Agreement (the "Sub-Advisory Agreement") for a Portfolio will remain in effect for a period of two years from the date of its effectiveness and thereafter shall continue for successive one-year periods provided such continuance is specifically approved at least annually by the Board or by vote of the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust). A Portfolio's Sub-Advisory Agreement is terminable without penalty by the Board or a majority of the outstanding voting securities of the Portfolio or by the Adviser or Sub-Adviser on 60 days' written notice to the other party and will automatically terminate in the event of its assignment.

     As compensation for sub-advisory services to the Portfolios, Wells Capital Management, Artisan, Cadence, Cooke & Bieler, Evergreen Investments, Galliard, LSV, Peregrine, Smith Group, SSgA FM and Systematic are each entitled to receive the following fees:

MASTER PORTFOLIO                    SUB-ADVISER                    FEES
 C&B Large Cap Value             Cooke & Bieler        First $250M            0.45%
                                                        Next $250M            0.40%
                                                        Next $250M            0.35%
                                                        Over $750M            0.30%
 Disciplined Growth                Smith Group         First $200M            0.30%
                                                        Next $300M            0.20%
                                                        Over $500M            0.15%
 Diversified Fixed Income            SSgA FM             First $1B            0.10%
                                                          Over $1B            0.08%
 Diversified Stock                   SSgA FM             First $1B            0.10%
                                                          Over $1B            0.08%
 Emerging Growth                  Wells Capital        First $100M            0.55%
                                   Management           Next $100M            0.50%
                                                        Over $200M            0.40%
 Equity Income                    Wells Capital        First $100M            0.35%
                                   Management           Next $100M            0.30%
                                                        Next $300M            0.20%
                                                        Over $500M            0.15%

MASTER PORTFOLIO                     SUB-ADVISER                   FEES
 Equity Value                        Systematic        First $150M            0.30%
                                                        Next $200M            0.20%
                                                        Next $400M            0.15%
                                                        Next $250M            0.13%
                                                          Over $1B            0.10%
 Index                              Wells Capital      First $100M            0.05%
                                     Management         Next $100M            0.03%
                                                       Over $200M             0.02%
 Inflation-Protected Bond           Wells Capital      First $100M            0.20%
                                     Management         Next $200M           0.175%
                                                        Next $200M            0.15%
                                                       Over $500M             0.10%
 International Core                   Evergreen        First $200M            0.45%
                                   Investments/4/      Over $200M             0.40%
 International Growth/2/               Artisan         First $250M            0.70%
                                                       Over $250M             0.50%
 International Index                   SSgA FM         First $100M            0.08%
                                                       Over $100M             0.06%
 International Value                     LSV           First $150M            0.35%
                                                        Next $350M            0.40%
                                                        Next $250M            0.35%
                                                        Next $250M           0.325%
                                                          Over $1B            0.30%
 Large Cap Appreciation                Cadence         First $250M            0.30%
                                                        Next $250M            0.20%
                                                        Next $500M            0.15%
                                                          Over $1B            0.10%
 Large Company Growth/3/              Peregrine         First $25M            0.55%
                                                         Next $25M            0.45%
                                                        Next $100M            0.40%
                                                        Next $125M            0.35%
                                                       Over $275M            0.225%
 Managed Fixed Income/1/              Galliard         First $500M            0.10%
                                                          Next $1B            0.05%
                                                        Over $1.5B            0.03%
 Short-Term Investment              Wells Capital        First $1B            0.05%
                                     Management           Next $2B            0.03%
                                                          Next $3B            0.02%
                                                          Over $6B            0.01%
 Small Cap Index                    Wells Capital      First $100M            0.05%
                                     Management         Next $100M            0.03%
                                                       Over $200M             0.02%
 Small Company Growth                 Peregrine         First $50M            0.90%
                                                        Next $130M            0.75%
                                                        Next $160M            0.65%
                                                        Next $345M            0.50%
                                                         Next $50M            0.52%
                                                       Over $735M             0.55%
 Small Company Value                  Peregrine        First $175M            0.50%
                                                       Over $175M             0.75%
 Stable Income/1/                     Galliard         First $500M            0.10%
                                                          Next $1B            0.05%
                                                        Over $1.5B            0.03%
 Strategic Small Cap Value          Wells Capital      First $200M            0.45%
                                     Management        Over $200M             0.40%

MASTER PORTFOLIO                    SUB-ADVISER                    FEES
 Total Return Bond                 Wells Capital       First $100M            0.20%
                                     Management         Next $200M           0.175%
                                                        Next $200M            0.15%
                                                       Over $500M             0.10%

/1/ Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.
/2/ Prior to January 1, 2006, the sub-advisory fee payable to Artisan was 0.70%.
/3/ Prior to June 1, 2007, the sub-advisory fee payable to Peregrine was: First $25M 0.56%, Next $25M 0.45%, Next $225M 0.375%, Over $275M 0.225%.
/4/ Effective March 2, 2009, Evergreen Investments replaced New Star Institutional Managers Limited ("New Star") as the Sub-Adviser for the International Core Portfolio. Effective on or about July 1, 2009, as part of contemporaneously implementing an increased sub-advisory fee for certain other Funds in the fund complex sub-advised by Evergreen Investments will receive an increased sub-advisory rate of 0.45% for the first $200 million of assets and 0.40% for assets over $200 million. Prior to the effective date of such change, Evergreen Investments received a sub-advisory fee of 0.35% for the first $50 million, 0.29% for the next $500 million, and 0.20% for assets over $550 million.

Unaffiliated Sub-Advisers
-------------------------


     Listed below is the aggregate dollar amount of sub-advisory fees paid by each Portfolio to the following unaffiliated sub-advisers for the fiscal years ended as indicated below.



                                                    YEAR ENDED                    YEAR ENDED                  YEAR ENDED
                                                     9/30/09                       9/30/08                      9/30/07
                                                           FEES WAIVED/                 FEES WAIVED/                 FEES WAIVED/
PORTFOLIO                   SUB-ADVISER      FEES PAID      REIMBURSED     FEES PAID     REIMBURSED     FEES PAID     REIMBURSED
C&B Large Cap Value      Cooke & Bieler     $ 2,168,600         $0        $3,507,326         $0        $4,005,982         $0
Portfolio
Disciplined Growth         Smith Group      $   233,730         $0        $  426,916         $0        $  564,014         $0
Portfolio
Equity Value Portfolio     Systematic       $ 1,004,159         $0        $1,285,812         $0        $  873,365         $0
International Core          New Star*       $     6,506*        $0        $   33,101         $0        $   33,427         $0
Portfolio
International Growth         Artisan        $   798,918         $0        $1,637,644         $0        $2,034,137         $0
Portfolio
International Index          SSgA FM        $    51,360         $0        $   90,849         $0        $  117,206         $0
Portfolio
International Value            LSV          $   979,897         $0        $1,540,580         $0        $1,431,642         $0
Portfolio
Large Cap Appreciation       Cadence        $   286,261         $0        $  491,018         $0        $  510,699         $0
Portfolio



* Effective March 2, 2009, Evergreen Investments replaced New Star as the Sub-Adviser for the International Core Portfolio. The amount shown reflects the subadvisory fees paid to New Star for the period October 1, 2008 to March 1, 2009.


                                                    YEAR ENDED                    YEAR ENDED                  PERIOD ENDED
                                                     2/28/09                       2/29/08                      2/28/07/1/
                                                           FEES WAIVED/                 FEES WAIVED/                 FEES WAIVED/
PORTFOLIO                   SUB-ADVISER      FEES PAID      REIMBURSED     FEES PAID     REIMBURSED     FEES PAID     REIMBURSED
Diversified Fixed             SSgA FM       $  862,965          $0        $  656,213         $0        $  275,854         $0
Income Portfolio
Diversified Stock             SSgA FM       $1,352,453          $0        $1,163,371         $0        $  490,587         $0
Portfolio

/1/ The Diversified Fixed Income and Diversified Stock Portfolios commenced operations on June 26, 2006.

Administrator
-------------

     The Trust has retained Funds Management as administrator on behalf of each Portfolio (the "Administrator") pursuant to an Administrative Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Portfolios' operations, including coordination of the services performed by each Portfolio's adviser, custodian, auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and shareholder reports for each Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services. The Administrator is not entitled to receive an administration fee as long as it receives an administration fee at the gateway fund level.

Custodian and Fund Accountant
-----------------------------

     State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111, acts as the Custodian and the fund accountant, respectively for each Portfolio.

     As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Portfolios' global custody manager, determines income and collects interest on each Portfolio's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Portfolio's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.


                          ITEM 20. PORTFOLIO MANAGERS


     The following information supplements, and should be read in conjunction with, the section in Part A entitled "Portfolio Managers." The information in this section is provided as of the dates shown opposite the corresponding portfolio managers' names in the table below, except for Steve Lyons, whose information is provided as of June 30, 2009, and James M. Tringas, whose information is provided as of February 28, 2009. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Portfolios as listed below on a day-to-day basis.


PORTFOLIO                            SUB-ADVISER               PORTFOLIO MANAGERS               DATE
------------------------------------ ------------------------  -------------------------------  ----------
C&B Large Cap Value Portfolio        Cooke & Bieler ("C&B")    Kermit S. Eck, CFA               9/30/2009
                                                               Daren C. Heitman, CFA
                                                               Steve Lyons, CFA
                                                               Michael M. Meyer, CFA
                                                               Edward W. O'Connor, CFA
                                                               R. James O'Neil, CFA
                                                               Mehul Trivedi, CFA
Disciplined Growth Portfolio         Smith Group               John D. Brim, CFA                9/30/2009
                                                               Royce Medlin, CFA
                                                               Stephen S. Smith, CFA
Diversified Fixed Income Portfolio   SSgA FM                   Michael J. Brunell               2/28/2009
                                                               Elya Schwartzman
Diversified Stock Portfolio          SSgA FM                   Lynn Blake, CFA                  2/28/2009
                                                               Dwayne Hancock, CFA
Emerging Growth Portfolio            Wells Capital             Joseph M. Eberhardy, CFA, CPA    9/30/2009
                                     Management                Thomas C. Ognar, CFA
                                                               Bruce C. Olson, CFA
Equity Income Portfolio              Wells Capital             Gary J. Dunn, CFA                9/30/2009
                                     Management                Robert M. Thornburg
Equity Value Portfolio               Systematic                D. Kevin McCreesh, CFA           9/30/2009
                                                               Ronald M. Mushock, CFA
Index Portfolio                      Wells Capital             Gregory T. Genung, CFA           9/30/2009
Small Cap Index Portfolio            Management
Inflation-Protected Bond Portfolio   Wells Capital             Michael J. Bray, CFA             5/31/2009
                                     Management                Jay N. Mueller, CFA
International Core Portfolio         Evergreen                 Francis Claro', CFA              9/30/2009
                                     Investments
International Growth Portfolio       Artisan                   Mark L. Yockey, CFA              9/30/2009

                                                               Lynn Blake, CFA
International Index Portfolio        SSgA FM                   Dwayne Hancock, CFA              9/30/2009
International Value Portfolio        LSV                       Josef Lakonishok                 9/30/2009
                                                               Puneet Mansharamani, CFA
                                                               Menno Vermeulen, CFA
Large Cap Appreciation Portfolio     Cadence                   William B. Bannick, CFA          9/30/2009
                                                               Robert L. Fitzpatrick, CFA
                                                               Michael J. Skillman
Large Company Growth Portfolio       Peregrine                 John S. Dale, CFA                9/30/2009
                                                               Gary E. Nussbaum, CFA
Managed Fixed Income Portfolio       Galliard                  Richard Merriam, CFA             5/31/2009
Stable Income Portfolio                                        Ajay Mirza, CFA
Short-Term Investment Portfolio      Wells Capital             David D. Sylvester               2/28/2009
                                     Management
Small Company Growth Portfolio       Peregrine                 William A. Grierson              9/30/2009
                                                               Daniel J. Hagen, CFA
                                                               Robert B. Mersky, CFA
                                                               James P. Ross, CFA
                                                               Paul E. von Kuster, CFA
Small Company Value Portfolio        Peregrine                 Jason R. Ballsrud, CFA           9/30/2009
                                                               Tasso H. Coin Jr., CFA
                                                               Douglas G. Pugh, CFA
Strategic Small Cap Value Portfolio  Wells Capital             Mark D. Cooper, CFA              9/30/2009
                                     Management                Craig Pieringer, CFA
                                                               I. Charles Rinaldi
                                                               James M. Tringas, CFA, CPA
                                                               Bryant VanCronkhite, CFA, CPA
Total Return Bond Portfolio          Wells Capital             Troy Ludgood                     5/31/2009
                                     Management                Thomas O'Connor, CFA



     Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by each Portfolio's Portfolio Manager, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."



                                   REGISTERED INVESTMENT           OTHER POOLED
                                         COMPANIES             INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER*                 ACCOUNTS      MANAGED      ACCOUNTS      MANAGED        ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                 4         $  12.13B        4         $ 531.36M          24            $ 6.08B
CADENCE
 William B. Bannick, CFA             6         $   1.99B        1         $  30.39M          154           $ 3.72B
 Robert L. Fitzpatrick, CFA          6         $   1.99B        1         $  30.39B          159           $ 3.73B
 Michael J. Skillman                 6         $   1.99B        1         $  30.39B          152           $ 3.72B
COOKE & BIELER
 Kermit S. Eck, CFA                  4         $ 357.55M        1         $  13.87M          144           $ 3.52B
 Daren C. Heitman, CFA               4         $ 357.55M        1         $  13.87M          144           $ 3.52B
 Steve Lyons, CFA                    4         $ 357.55M        1         $  13.87M          144           $ 3.52B
 Michael M. Meyer, CFA               4         $ 357.55M        1         $  13.87M          144           $ 3.52B
 Edward W. O'Connor, CFA             4         $ 357.55M        1         $  13.87M          144           $ 3.52B
 R. James O'Neil, CFA                4         $ 357.55M        1         $  13.87M          144           $ 3.52B

                                   REGISTERED INVESTMENT           OTHER POOLED
                                         COMPANIES             INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER*                 ACCOUNTS      MANAGED      ACCOUNTS      MANAGED        ACCOUNTS        MANAGED
 Mehul Trivedi, CFA                  4        $ 357.55 M        1        $  13.87 M          144         $   3.52B
EVERGREEN INVESTMENTS
 Francis Claro', CFA                 7        $   2.84 B        3        $  43.0  M           8          $ 260.0 M
GALLIARD
 Richard Merriam, CFA                0        $        0        0        $        0          27          $   2.14B
 Ajay Mirza, CFA                     0        $        0        5        $  11.6  B           6          $   5.24B
LSV
 Josef Lakonishok                    23       $   4.99 B        33       $   1.08 B          449         $   3.74B
 Puneet Mansharamani, CFA            23       $   4.99 B        33       $   1.08 B          449         $   3.74B
 Menno Vermeulen, CFA                23       $   4.99 B        33       $   1.08 B          449         $   3.74B
PEREGRINE
 Jason R. Ballsrud, CFA              0        $        0        0        $        0          20          $    646M
 Tasso H. Coin Jr., CFA              0        $        0        0        $        0          23          $    648M
 John S. Dale, CFA                   1        $  68.0  M        0        $        0          27          $   1.33B
 William A. Grierson                 0        $        0        0        $        0          15          $    233M
 Daniel J. Hagen, CFA                0        $        0        0        $        0          16          $    234M
 Robert B. Mersky, CFA               0        $        0        0        $        0          18          $    243M
 Gary E. Nussbaum, CFA               2        $  68.0  M        1        $ 113.0  M          23          $   1.32B
 Douglas G. Pugh, CFA                0        $        0        0        $        0          20          $    649M
 James P. Ross, CFA                  0        $        0        0        $        0          11          $    232M
 Paul E. von Kuster, CFA             0        $        0        0        $        0          19          $    261M
SMITH GROUP
 John D. Brim, CFA                   5        $ 350.6  M        7        $  43.9  M          324         $   2.81B
 Royce W. Medlin, CFA                5        $ 350.6  M        7        $  43.9  M          324         $   2.81B
 Stephen S. Smith, CFA               5        $ 350.6  M        7        $  43.9  M          324         $   2.81B
SSGA FM
 Lynn Blake, CFA**                  107       $  56.85 B       221       $ 240.96 B          246         $ 175.96B
 Michael J. Brunell**                12       $   3.57 B        90       $  46.26 B          117         $  84.89B
 Dwayne Hancock, CFA**              107       $  56.85 B       221       $ 240.96 B          246         $ 175.96B
 Elya Schwartzman**                  12       $   3.57 B        90       $  46.26 B          117         $  84.89B
SYSTEMATIC
 D. Kevin McCreesh, CFA              3        $     175M        4        $     156M          163         $   2.94B
 Ronald M. Mushock, CFA              7        $     577M        1        $      59M         1,221        $   2.06B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                1        $  17.0  M        1        $  84.0  M          11          $   1.27M
 Mark D. Cooper, CFA                 0        $        0        2        $  27.6  M          43          $ 804.0 M
 Gary J. Dunn, CFA                   1        $  54.0  M        1        $  13.0  M          46          $ 264.0 M
 Joseph M. Eberhardy, CFA, CPA       2        $   1.65 B        1        $   6.0  M          20          $ 703.0 M
 Gregory T. Genung, CFA              11       $   3.61 B        4        $ 292.5  M          11          $ 288.9 M
 Troy Ludgood                        6        $   2.8  B        2        $   1.1  B           3          $  10.8 B
 Jay N. Mueller, CFA                 0        $        0        0        $        0           6          $  76.0 M
 Thomas O'Connor, CFA                6        $   2.8  B        2        $   1.1  B          35          $  11.3 B
 Thomas C. Ognar, CFA                2        $   1.65 B        1        $   6.0  M          42          $ 710.0 M
 Bruce C. Olson, CFA                 2        $   1.65 B        1        $    6.0            14          $ 703.0 M
 Craig R. Pieringer, CFA             0        $        0        2        $   27.6            43          $ 804.0 M
 I. Charles Rinaldi                  4        $   3.35 B        1        $  10.0  M          45          $ 720.0 M
 David D. Sylvester                  18       $ 141.631B        6        $  11.179B           0          $       0

                                   REGISTERED INVESTMENT           OTHER POOLED
                                         COMPANIES             INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER*                 ACCOUNTS      MANAGED      ACCOUNTS      MANAGED        ACCOUNTS        MANAGED
 Robert M. Thornburg                 1         $  54.0M         1          $ 13.0M           46           $ 264.0M
 James M. Tringas, CFA, CPA          8        $   2.38B         1          $  9.0M           14           $ 428.0M
 Bryant VanCronkhite, CFA, CPA       4        $ 100.0 M         1          $  9.0M            5           $  70.0M


* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

** Assets are managed on a team basis. The numbers refer to SSgA FM, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.


     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.



                                   REGISTERED INVESTMENT           OTHER POOLED
                                         COMPANIES             INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER*                 ACCOUNTS      MANAGED      ACCOUNTS      MANAGED        ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                 0             $0           0             $0              0           $      0
CADENCE
 William B. Bannick, CFA             0             $0           0             $0              1          $  14.88M
 Robert L. Fitzpatrick, CFA          0             $0           0             $0              1          $  14.88M
 Michael J. Skillman                 0             $0           0             $0              1          $  14.88M
COOKE & BIELER
 Kermit S. Eck, CFA                  0             $0           0             $0              2          $ 191.62M
 Daren C. Heitman, CFA               0             $0           0             $0              2          $ 191.62M
 Steve Lyons, CFA                    0             $0           0             $0              2          $ 191.62M
 Michael M. Meyer, CFA               0             $0           0             $0              2          $ 191.62M
 Edward W. O'Connor, CFA             0             $0           0             $0              2          $ 191.62M
 R. James O'Neil, CFA                0             $0           0             $0              2          $ 191.62M
 Mehul Trivedi, CFA                  0             $0           0             $0              2          $ 191.62M
EVERGREEN INVESTMENTS
 Francis Claro', CFA                 0             $0           0             $0              0          $       0
GALLIARD
 Richard Merriam, CFA                0             $0           0             $0              2          $ 105.7 M
 Ajay Mirza, CFA                     0             $0           0             $0              0          $       0
LSV
 Josef Lakonishok                    0             $0           0             $0             28          $   3.4 B
 Puneet Mansharamani, CFA            0             $0           0             $0             28          $   3.4 B
 Menno Vermeulen, CFA                0             $0           0             $0             28          $   3.4 B
PEREGRINE
 Jason R. Ballsrud, CFA              0             $0           0             $0              1          $    162M
 Tasso H. Coin Jr., CFA              0             $0           0             $0              1          $    162M
 John S. Dale, CFA                   0             $0           0             $0              0          $       0
 William A. Grierson                 0             $0           0             $0              0          $       0
 Daniel J. Hagen, CFA                0             $0           0             $0              0          $       0
 Robert B. Mersky, CFA               0             $0           0             $0              0          $       0
 Gary E. Nussbaum, CFA               0             $0           0             $0              0          $       0
 Douglas G. Pugh, CFA                0             $0           0             $0              1          $    162M
 James P. Ross, CFA                  0             $0           0             $0              0          $       0
 Paul E. von Kuster, CFA             0             $0           0             $0              0          $       0
SMITH GROUP

                                   REGISTERED INVESTMENT           OTHER POOLED
                                         COMPANIES             INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER*                 ACCOUNTS      MANAGED      ACCOUNTS      MANAGED        ACCOUNTS        MANAGED
 John D. Brim, CFA                   1          $ 81.5M         0             $0              2           $ 123.4M
 Royce W. Medlin, CFA                1          $ 81.5M         0             $0              2           $ 123.4M
 Stephen S. Smith, CFA               1          $ 81.5M         0             $0              2           $ 123.4M
SSGA FM
 Lynn Blake                          0          $     0         0             $0              0           $      0
 Michael J. Brunell                  0          $     0         0             $0              0           $      0
 Dwayne Hancock, CFA                 0          $     0         0             $0              0           $      0
 Elya Schwartzman                    0          $     0         0             $0              0           $      0
SYSTEMATIC
 D. Kevin McCreesh, CFA              0          $     0         0             $0              1           $   246M
 Ronald M. Mushock, CFA              0          $     0         0             $0              0           $      0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                0          $     0         0             $0              0           $      0
 Mark D. Cooper, CFA                 0          $     0         0             $0              0           $      0
 Gary J. Dunn, CFA                   0          $     0         0             $0              0           $      0
 Joseph M. Eberhardy, CFA, CPA       0          $     0         0             $0              1           $ 265.0M
 Gregory T. Genung, CFA              0          $     0         0             $0              1           $  20.0M
 Troy Ludgood                        0          $     0         0             $0              2           $   2.7B
 Jay N. Mueller, CFA                 0          $     0         0             $0              0           $      0
 Thomas O'Connor, CFA                0          $     0         0             $0              2           $  11.3B
 Thomas C. Ognar, CFA                0          $     0         0             $0              1           $   265M
 Bruce C. Olson, CFA                 0          $     0         0             $0              1           $   265M
 Craig R. Pieringer, CFA             0          $     0         0             $0              0           $      0
 I. Charles Rinaldi                  0          $     0         0             $0              1           $  79.0M
 David D. Sylvester                  0          $     0         0             $0              0           $      0
 Robert M. Thornburg                 0          $     0         0             $0              0           $      0
 James M. Tringas, CFA, CPA          0          $     0         0             $0              0           $      0
 Bryant VanCronkhite, CFA            0          $     0         0             $0              0           $      0


* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

     ARTISAN. Artisan's non-U.S. growth Portfolio Manager manages various types of portfolios for multiple clients within two investment strategies (non-U.S. growth and non-U.S. small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

     SHARING OF PERSONNEL, SERVICES, RESEARCH AND ADVICE AMONG CLIENTS. Because all client accounts within Artisan's non-U.S. growth strategy are managed similarly, substantially all of the research and portfolio management activities conducted by the non-U.S. growth investment team benefit all clients within the strategy. Artisan's accounting and financial personnel and legal and compliance personnel divide their time among services to the Fund and other client accounts.

     RESTRICTIONS ON ACTIVITIES. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan invests on behalf of all of its client accounts.

     To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

     INVESTMENTS IN ISSUERS WITH BUSINESS RELATIONSHIPS WITH ARTISAN. From time to time, clients in a particular investment strategy, including the Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

     Artisan may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan employee is a director, except that the employee who is the director may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the Artisan employee were not a director. No employee of Artisan currently serves as a director or officer of any public company other than Artisan Funds, Inc., a registered investment company advised by Artisan ("Artisan Funds").

     MANAGEMENT SERVICES PROVIDED TO OR BUSINESS RELATIONSHIPS WITH THE FUND'S SERVICE PROVIDERS. Artisan may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to the Fund. In every case, the compensation received by Artisan for its advisory services is consistent with the fees received by Artisan from clients that have no relationship with the Fund.

     ALLOCATION OF PORTFOLIO TRANSACTIONS AMONG CLIENTS. Artisan seeks to treat all of the firm's clients fairly when allocating investment opportunities among clients. Because the firm's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm's traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

     Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

     There also may be instances where a particular security is held by more than one investment strategy ("cross holdings") due to the overlap of their investment universes. "Same way" transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures designed to prevent the firm from causing the account of one client to buy or sell a security from or to the account of another client.

     The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and included in the Artisan's compliance program.

     SOFT DOLLARS. As an investment adviser, Artisan has an obligation to seek best execution for clients - that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan's investment decisions for the benefit of its clients. Subject to Artisan's duty to seek best execution, Artisan's selection of brokers is affected by Artisan's receipt of research services.

     Artisan uses client commissions (i) to acquire third party research, including the eligible portion of certain "mixed use" research products, and
(ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers' traders and analysts, access to conferences and company managements, and the provision of market information.

     When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker-dealer or electronic communication network ("ECN") that will provide it with research products or services. However, Artisan chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

     Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

     Artisan has adopted written procedures with respect to soft dollars.

     PROPRIETARY AND PERSONAL INVESTMENTS AND CODE OF ETHICS. Artisan's proprietary investments and personal investments by the firm's employees also may present potential conflicts of interest with Artisan's clients, including the Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm's clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2009, Artisan did not have any proprietary accounts.

     Personal transactions are subject to Artisan's Code of Ethics, which generally provides that employees of Artisan may not take personal advantage of any information that they may have concerning Artisan's current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan's employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

     In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan's compliance department quarterly or more frequently. Artisan reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.

     The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan's clients.

     FEES. Like the fees Artisan receives from the Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan's performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2009, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. None of the four separate accounts are in Artisan's non-U.S. growth strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.


     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     CADENCE. Cadence's Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients' portfolios are managed using the same investment strategy and objective which the Portfolio Managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a "Group") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Group may be selling a security, while another Group may be purchasing or holding the same security. As a result, transactions executed for the Group that is selling the security may adversely affect the value of any Group which is purchasing or holding the same security.

     Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, Cadence may receive more compensation with respect to a certain Group than that received with respect to another Group or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Group, to the possible detriment of other Group for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolio.

     Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

     EVERGREEN INVESTMENTS: Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen Investments require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

     The management of the Portfolio and other accounts may require the portfolio manager to devote less than all of his time to the Portfolio, particularly if the Portfolio and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his investment ideas across the Portfolio and other multiple accounts. In addition, if the portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for the Portfolio or more than one other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that investment across the Portfolio and other eligible accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Portfolio's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Portfolio holds long, potentially resulting in a decrease in the market value of the security held by the Portfolio.

     Evergreen Investments does not receive a performance fee for its management of the Portfolio, but does receive performance fees in connection with its management of certain privately offered pooled investment vehicles. Evergreen Investments and/or the portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen Investments, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging Evergreen Investments or a sub-adviser). The structure of a portfolio manager's or an investment adviser's compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.

     In general, Evergreen Investments has policies and procedures to address the various potential conflicts of interest described above. Each adviser has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each adviser has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

     GALLIARD. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     LSV. The Portfolio Managers of LSV may be subject to the potential conflicts of interests described above with their management of the Portfolios in relationship with their management of other accounts or registered investment companies, however, they do have procedures in place designed to ensure that all clients are treated fairly and equitably over time.

     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     SMITH GROUP. The Portfolio Managers of the Smith Group may be subject to the potential conflicts of interests described above.

     SSGA FM. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

     A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

     SYSTEMATIC. The Systematic is an affiliated firm of AMG. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in our view, present any potential conflict of interest with Systematic's clients.

          At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

          During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.

          Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, our employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.

          In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.

          Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.

          Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:


     ARTISAN COMPENSATION. Artisan's Portfolio Managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Portfolio. Portfolio Managers are not compensated based on the performance or the market value of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns Portfolio Managers' interests more closely with the long-term interests of clients and Portfolio Interestholders. The Portfolio Managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including Portfolio Managers, have or are expected to have over a reasonable time limited partnership interests in the firm.


     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, bonuses, deferred compensation, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

     EVERGREEN INVESTMENTS. The compensation structure for Evergreen Investments's portfolio managers includes a competitive fixed base salary plus variable incentives (Evergreen Investments utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of any applicable Portfolio, the benchmark(s) against which the performance of the Portfolio's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the prospectuses for the applicable gateway fund investing substantially all of its assets in the Portfolio.

     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.

     LSV COMPENSATION. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.

     Peregrine Compensation: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. The strategy employed in the Large Company Growth Portfolio is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

     SMITH GROUP COMPENSATION. Smith Group's Portfolio Managers are compensated using a fixed cash salary with pension and retirement plan. As majority owners of Smith Group, each Portfolio Manager also receives pro-rata allocations of the firm's net income.

     SSGA FM COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

     SYSTEMATIC COMPENSATION. The Portfolio Managers are limited partners of Systematic. As limited partners, their compensation consists of a combination of a fixed base salary, and a share of Systematic's profits based upon each Partner's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Funds. The Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The Portfolio Managers are not compensated based solely on the performance of, or the value of assets held in, the Portfolio or any other individual portfolio managed by Systematic.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of any applicable Portfolio, the benchmark(s) against which the performance of the Portfolio's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the prospectuses for the applicable gateway fund investing substantially all of its assets in the Portfolio.

     Beneficial Ownership in the Portfolios. None of the Portfolio Managers beneficially owned any of the Portfolios' securities as of the September Portfolios' fiscal year ended September 30, 2008, the February Portfolios' fiscal year ended February 28, 2009, or the May Portfolios' fiscal year ended May 31, 2009.

               ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio Interests as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolios' portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Portfolio, a Portfolio's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

     The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when Funds Management deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their Interestholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio's investment securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expense to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also increase the Portfolio's obligation to make distributions.

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Portfolio's performance.

     The table below shows the following May Portfolios' portfolio turnover rate for the last two fiscal periods.

                                  MAY 31,        MAY 31,
PORTFOLIO                           2009          2008
 Inflation-Protected Bond          53%            40%
 Managed Fixed Income             132%/1/         32%
 Stable Income                      7%            22%
 Total Return Bond                633%/2/        572%/3/

(1) The increase in turnover rate resulted from higher than average sales to raise capital for liquidations.
(2)   Portfolio turnover rate excluding TBAs is 242%.
(3)   Portfolio turnover rate excluding TBAs is 335%.

     The table below shows the following September Portfolios' portfolio turnover rate for the last two fiscal years.


                                   SEPTEMBER 30,        SEPTEMBER 30,
PORTFOLIO                              2009                 2008
C&B Large Cap Value                     28%                 21%
Disciplined Growth                     104%                103%
Emerging Growth(1)                     147%                191%
Equity Income                           11%                  8%(2)
Equity Value                           142%                152%
Index                                   10%(3)               5%
International Core                     212%(4)              55%
International Growth                    95%                 57%
International Index                     13%                 14%
International Value                     36%                 23%
Large Cap Appreciation                 144%                151%
Large Company Growth                    13%                  7%
Small Cap Index                         20%                 22%
Small Company Growth                   169%                150%
Small Company Value                     99%                 82%
Strategic Small Cap Value               50%                 46%


(1)  Commenced operations on January 31, 2007.
(2) Decrease is due to significant negative cashflow during the year resulting in a significant number of sales.

(3) The increase in turnover is attributed to the higer volatility in the S&P 500 over the same period, resulting in higher than normal cash flows which were either liquidated or invested thus resulting in higher turnover for the Portfolio.
(4) The increase in turnover resulted from a change in Sub Advisers to the Portfolio effective March 2, 2009.


     The table below shows the following February Portfolios' portfolio turnover rate for the last two fiscal periods.


                                  FEBRUARY 28,        FEBRUARY 29,
PORTFOLIO                             2009                2008
 Diversified Fixed Income             51%                 84%
 Diversified Stock                    29%                 29%

     Brokerage Commissions. For the fiscal years indicated below, the May
     ---------------------
Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

                                COMMISSIONS PAID

                            YEAR-ENDED   YEAR-ENDED   YEAR-ENDED
PORTFOLIO                     5/31/09      5/31/08     5/31/07
Inflation-Protected Bond    $1,816/2/    $6,324/1/     $15,288
Managed Fixed Income        $       0    $       0     $     0
Stable Income               $       0    $       0     $     0
Total Return Bond           $       0    $       0     $     0

----------
(1) Reflects commissions paid for financial futures transactions. The volume of futures transactions, and the corresponding commissions paid by the Portfolio for this period, were down from the previous fiscal year due to a decrease in futures transaction opportunities that the sub-adviser deemed attractive.
(2) The volume of futures transactions, and the corresponding commissions paid by the Portfolio for this period, were down from the previous fiscal year due to a decrease in futures transaction opportunities that the sub-adviser deemed attractive.

     For the fiscal years indicated below, the September Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

                                COMMISSIONS PAID


                                YEAR-ENDED         YEAR-ENDED      YEAR-ENDED
PORTFOLIO                         9/30/09           9/30/08         9/30/07
C&B Large Cap Value            $   371,435        $  617,466      $  424,436
Disciplined Growth             $   175,681        $  238,163      $  209,063
Emerging Growth(1)             $   446,879        $  42,9645(2)   $  202,271
Equity Income                  $   176,952        $  218,981(3)   $  562,220
Equity Value                   $ 1,443,518        $1,419,429      $  892,568
Index                          $   176,952        $  137,865      $  163,078
International Core             $   222,494        $  213,794      $  304,890
International Growth           $303,319,972       $  431,252      $  715,387
International Index            $    10,683(4)     $   26,956      $   20,933
International Value            $   108,827        $  103,529      $  109,679
Large Cap Appreciation         $   315,925        $  376,119      $  436,805
Large Company Growth           $   664,829        $1,759,131      $1,310,479
Small Cap Index                $    43,662(5)     $   94,218      $   77,366
Small Company Growth           $ 3,043,326        $5,028,756      $6,828,252
Small Company Value            $ 1,973,894        $1,759,131      $1,441,461
Strategic Small Cap Value      $   773,263(6)     $  499,322(4)   $1,183,697


----------

(1)  Commenced operations on January 31, 2007.
(2) The increase in commission for 2008 was due to an increase in asset size and reflects a full twelve month period. The Portfolio commenced operations January 31, 2007, thus the period ending September 30, 2007 reflects commissions paid for less than a full year.
(3) The decrease in total commissions was due to decrease in asset size in 2008.

(4) The assets of the Portfolio declined due to market conditions, resulting in lower commissions.
(5) The reduction in commissions from the previous year was due to a reduction in portfolio turnover.
(6) The increase resulted from a liquidation of shares of the portfolio in the final three months of the fiscal period indicated.


     For the fiscal periods indicated below, the February Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

                                COMMISSIONS PAID

                            YEAR-ENDED   YEAR-ENDED   PERIOD-ENDED
PORTFOLIO                     2/28/09      2/29/08      2/28/07
Diversified Fixed Income     $      0     $      0      $      0
Diversified Stock            $539,341     $824,079      $660,100

     For the fiscal year ended May 31, 2009, none of the May Portfolios directed brokerage transactions to a broker for research services.

     For the fiscal year ended February 28, 2009, none of the February Portfolios directed brokerage transactions to a broker for research services.


     For the fiscal year ended September 30, 2009, the September Portfolios listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.



PORTFOLIO                      COMMISSIONS PAID   TRANSACTIONS VALUE
  C&B Large Cap Value              $249,080          $129,773,123
  Disciplined Growth               $ 58,560          $167,366,801
  Emerging Growth                  $ 13,138          $  1,380,279
  Equity Income                    $ 31,331          $  6,431,436
  Equity Value                     $128,439          $112,047,848
  International Core               $ 24,908          $  3,103,336
  International Growth             $ 17,355          $  9,343,253
  Large Cap Appreciation           $181,573          $    181,573
  Large Company Growth             $195,144          $148,655,294
  Small Company Growth             $799,328          $276,741,496
  Small Company Value              $550,292          $173,128,632
  Strategic Small Cap Value        $113,276          $  3,660,624


     None of the Portfolios paid commissions to an affiliated broker for their most recently completed fiscal years.

     Securities of Regular Broker-Dealers. As of May 31, 2009, the following
     ------------------------------------
May Portfolios held securities issued by the Trust's regular broker-dealers in the indicated amounts:

                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                                  BROKER/DEALER                 (000'S OMITTED)
 Inflation-Protected Bond              JP Morgan Chase & Co             $  633
                                         Bank of America                $3,004
                                       Goldman Sachs & Co.              $  327
                                     Deutsche Bank Alex Brown           $3,347
                                      BNP Paribas Brokerage              1,152
 Managed Fixed Income                  JP Morgan Chase & Co             $3,774
                                 Credit Suisse First Boston Corp        $4,678
                                         Bank of America                $5,432
                                       Goldman Sachs & Co.              $1,076
                                      Barclays Capital Inc.             $1,090
                                     Deutsche Bank Alex Brown           $2,916
                                            CitiGroup                   $9,660
                                      BNP Paribas Brokerage             $1,334
 Stable Income                         JP Morgan Chase & Co             $  194
                                 Credit Suisse First Boston Corp        $2,310
                                         Bank of America                $8,059
                                       Goldman Sachs & Co.              $  100
                                     Deutsche Bank Alex Brown           $1,024
                                    Morgan Stanley & Co, Inc.           $1,081
                                      BNP Paribas Brokerage             $  353

                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                                  BROKER/DEALER                 (000'S OMITTED)
 Total Return Bond                     JP Morgan Chase & Co             $27,840
                                 Credit Suisse First Boston Corp        $31,686
                                         Bank of America                $58,588
                                       Goldman Sachs & Co.              $44,701
                                    Morgan Stanley & Co, Inc.           $78,297
                                     Deutsche Bank Alex Brown           $28,042
                                            CitiGroup                   $50,784
                                      BNP Paribas Brokerage             $ 9,655


     As of September 30, 2009, the following September Portfolios held securities issued by the Trust's regular broker-dealers in the indicated amounts:



                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                                BROKER/DEALER                   (000'S OMITTED)
 C&B Large Cap Value                    Bank of America                 $11,120
                                     BNP Paribus Brokerage              $   805
                                        JPMorgan Chase                  $12,725
                                   Greenwich Capital Market             $   322
                                  Credit Suisse First Boston            $   322
 Disciplined Growth                  BNP Paribus Brokerage              $   174
                                        JPMorgan Chase                  $   181
                                  Credit Suisse First Boston            $    70
                                   Greenwich Capital Market             $    70
                                         Goldman Sachs                  $ 2,135
 Emerging Growth                     BNP Paribus Brokerage              $   604
                                  Credit Suisse First Boston            $   241
                                   Greenwich Capital Market             $   241
                                        JPMorgan Chase                  $   624
 Equity Income                          Bank of America                 $ 8,315
                                     BNP Paribus Brokerage              $   189
                                           CitiGroup                    $ 1,200
                                  Credit Suisse First Boston            $    75
                                   Greenwich Capital Market             $    75
                                        JPMorgan Chase                  $13,362
 Equity Value                           Bank of America                 $17,025
                                     BNP Paribus Brokerage              $ 1,045
                                           CitiGroup                    $ 5,638
                                  Credit Suisse First Boston            $   418
                                         Goldman Sachs                  $ 9,900
                                   Greenwich Capital Market             $   418
                                        JPMorgan Chase                  $23,682
 Index                                  Bank of America                 $30,687
                                     BNP Paribus Brokerage              $ 2,175
                                           CitiGroup                    $13,233
                                  Credit Suisse First Boston            $   870
                                         Goldman Sachs                  $19,757
                                   Greenwich Capital Market             $   870
                                        JPMorgan Chase                  $38,373
                                        Morgan Stanley                  $ 8,799
 International Core                    Barclays Capital                 $ 1,467
                                     BNP Paribus Brokerage              $   608
                                  Credit Suisse First Boston            $   938
                                         Deutsche Bank                      682

                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                                BROKER/DEALER                   (000'S OMITTED)
 International Growth                BNP Paribus Brokerage              $$2,698
                                  Credit Suisse First Boston            $ 2,442
 International Index                   Barclays Capital                 $   468
                                     BNP Paribus Brokerage              $   493
                                  Credit Suisse First Boston            $   448
                                         Deutsche Bank                  $   326
 International Value                   Barclays Capital                 $ 3,450
                                     BNP Paribus Brokerage              $ 1,395
                                  Credit Suisse First Boston            $ 1,526
                                         Deutsche Bank                  $ 1,543
 Large Cap Appreciation              BNP Paribus Brokerage              $   174
                                  Credit Suisse First Boston            $    70
                                         Goldman Sachs                  $ 1,254
                                   Greenwich Capital Market             $    70
                                        JPMorgan Chase                      180
 Large Company Growth                BNP Paribus Brokerage              $ 1,354
                                  Credit Suisse First Boston            $   541
                                         Goldman Sachs                  $93,722
                                   Greenwich Capital Market             $   541
                                        JPMorgan Chase                    1,399
 Small Cap Index                     BNP Paribus Brokerage              $   960
                                  Credit Suisse First Boston            $   384
                                     Investment Tech Group              $   384
                                   Greenwich Capital Market             $   763
                                        JPMorgan Chase                      992
 Small Company Growth                BNP Paribus Brokerage              $   838
                                  Credit Suisse First Boston            $   335
                                   Greenwich Capital Market             $   335
                                        JPMorgan Chase                  $   866
 Small Company Value                 BNP Paribus Brokerage              $   750
                                  Credit Suisse First Boston            $   300
                                   Greenwich Capital Market             $   300
                                        JPMorgan Chase                  $   775
                                         Raymond James                  $ 2,344


     As of February 28, 2009, the following February Portfolios held securities issued by the Trust's regular broker-dealers in the indicated amounts:

                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                               BROKER/DEALER                    (000'S OMITTED)
 Diversified Fixed Income             JP Morgan Chase                   $ 6,387
                                      Bank of America                   $18,871
                                       Goldman Sachs                    $11,367
                                      CS First Boston                   $ 6,798
                                    Jefferies Group Inc                 $    89
                                   Barclays Capital Inc                 $   298
                                       Citigroup Inc                    $ 5,625
                                  Morgan Stanley & Co Inc               $ 4,568
                                 Deutsche Bank Alex Brown               $ 1,532

                                                                          DOLLAR VALUE
                                                                            OF SHARES
PORTFOLIO                               BROKER/DEALER                    (000'S OMITTED)
 Diversified Stock                    JP Morgan Chase                   $ 3,722
                                      Bank of America                   $10,729
                                       Goldman Sachs                    $ 4,304
                                      CS First Boston                   $ 3,047
                                       Raymond James                    $   337
                                    Jefferies Group Inc                 $   275
                                   Barclays Capital Inc                 $   270
                                       Citigroup Inc                    $   359
                                  Morgan Stanley & Co Inc               $   826
                                 Deutsche Bank Alex Brown               $   377
 Short-Term Investment                JP Morgan Chase                   $ 6,000
                                      Bank of America                   $ 7,959
                                       Goldman Sachs                    $ 1,000
                                      CS First Boston                   $ 1,000
                                   Barclays Capital Inc                 $ 6,134
                                       Citigroup Inc                    $ 6,000
                                  Morgan Stanley & Co Inc               $ 1,000


                  ITEM 22. CAPITAL STOCK AND OTHER SECURITIES


DESCRIPTION OF INTERESTS
------------------------

     Under the Amended and Restated Declaration of Trust, the Trustees are authorized to issue Interests in one or more separate and distinct series. Investments in each Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment therein. Investors in the Portfolios will all vote together in certain circumstances (e.g., election of the Trustees and ratification of auditors, as required by the 1940 Act and the rules there under). One or more Portfolios could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate Interests in the Trust or in a Portfolio, as the case may be, may control the outcome of votes. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when (1) a majority of the Trustees determines to do so or (2) investors holding at least 10% of the Interests in the Trust (or a Portfolio) request in writing a meeting of investors in the Trust (or Portfolio). Except for certain matters specifically described in the Amended and Restated Declaration of Trust, the Trustees may amend the Trust's Amended and Restated Declaration of Trust without the vote of Interestholders.

     The Trust, with respect to a Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the Trust's Board. A Portfolio may be terminated (1) upon liquidation and distribution of its assets, if approved by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the 1940 Act) or
(2) by the Trustees on written notice to the Portfolio's investors. Upon liquidation or dissolution of any Portfolio, the investors therein would be entitled to share pro rata in its net assets available for distribution to investors.

     The Trust is organized as a statutory trust under the laws of the State of Delaware. The Trust's Interestholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that an Interestholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting statutory trust Interestholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or an Interestholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust to liability. To guard against this risk, the Trust Instrument of the Trust disclaims liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any Interestholder held personally liable for the obligations of the Trust. Thus, the risk of an Interestholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the Trust itself is unable to meet its obligations.

              ITEM 23. PURCHASE, REDEMPTION, AND PRICING OF SHARES


     Beneficial Interests in the Portfolios are issued by the Trust in private placement transactions which do not involve a "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolios may only be made by investment companies or other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act.

     In addition to cash purchases of Interests, if accepted by the Trust, investments in Beneficial Interests of a Portfolio may be made in exchange for securities which are eligible for purchase by the Portfolio and consistent with the Portfolio's investment objective and policies as described in Part A. In connection with an in-kind securities payment, a Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Portfolio; (ii) are accompanied by satisfactory assurance that the Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Portfolio; (iv) be in proper form for transfer to the Portfolio; and (v) are accompanied by adequate information concerning the tax basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

     In 1994, the Commission granted an exemptive order which permitted CT, certain Norwest Advantage funds and other open-end management investment companies or their separate series for which Norwest Bank Minnesota, N.A. ("Norwest") (or any person controlled by, controlling or under common control with Norwest) acts as investment adviser to invest in the core portfolios of CT. The original exemptive order, which imposed several substantive conditions upon CT and Norwest Advantage funds, was amended effective August 6, 1996, to permit any Norwest Advantage fund to invest all or a portion of its assets in a CT portfolio, irrespective of investment style, and which removed certain restrictions imposed on CT thereby permitting CT to accept investments from persons other than Norwest Advantage funds. The exemptive order remains in effect for the successor entities to these parties.

     The Trust is required to redeem all full and fractional units of Interests in the Trust. The redemption price is the net asset value per unit of each Portfolio next determined after receipt by the Portfolio of a request for redemption in proper form.

     The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of NAV, or may be in cash. Upon redemption, Interests shall not be canceled and may be reissued from time to time. The Trustees may require Interestholders to redeem Interest for any reason under terms set by the Trustees, including the failure of a Interestholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Interest issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Interests required by them for payment of amount due and owing by an Interestholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Interestholders to require any Series or Class to redeem Interests during any period of time when and to the extent permissible under the 1940 Act.

     If the Trustees postpone payment of the redemption price and suspend the right of Interestholders to redeem their Interests, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Interestholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, an Interestholder may either withdraw his or her request for redemption or receive payment based on the NAV per Interest next determined after the suspension terminates.

     If the Trustees shall determine that direct or indirect ownership of Interests of any Portfolio has become concentrated in any person to an extent that would disqualify any Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or a principal amount, of Interests sufficient to maintain or bring the direct or indirect ownership of Interests into conformity with the requirements for such qualification, and (b) refuse to transfer or issue shares to any person whose acquisition of Interests in question would, in the Trustee's judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner described above. Interestholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Interests as the Trustees deem necessary to comply with the requirements of any taxing authority.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day for the May Portfolios and the Diversified Fixed Income Portfolio. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Portfolio's Interests.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Index, International Growth and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board and in accordance with procedures adopted by the Board.

     Fora Portfolio that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                               ITEM 24. TAXATION


     The Trust is organized as a statutory trust under Delaware law. Under the Trust's current classification for federal income tax purposes, it is intended that each Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore such Portfolio will not be subject to any federal income tax. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of such Portfolio's income and gains in determining its federal income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder. All Portfolios will have less than 100 investors.

     The Trust's taxable year-end is the last day of May. Although the Trust will not be subject to federal income tax, it will file appropriate federal income tax returns.

     It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

                             ITEM 25. UNDERWRITERS


     Wells Fargo Funds Distributor, LLC (the "Placement Agent"), located at 525 Market Street, San Francisco, California 94105, is the exclusive placement agent for the Interests in the Portfolios. Pursuant to a Placement Agency Agreement, the Placement Agent, as agent, sells Interests in the Portfolios on a continuous basis and transmits purchase and redemption orders that it receives to the Trust.

     The Placement Agency Agreement will continue year-to-year as long as such continuance is approved at least annually in accordance with the 1940 Act and the rules thereunder. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days' written notice to the Placement Agent or by the Placement Agent at any time after the second anniversary of the effective date of this agreement on 60 days' written notice to the Trust.


                    ITEM 26. CALCULATION OF PERFORMANCE DATA


     Not applicable.


                         ITEM 27. FINANCIAL STATEMENTS


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, Pennsylvania 19103.


     The annual reports, including the audited financial statements for the Portfolios and independent registered public accounting firm's report for the fiscal year ended February 28, 2009, for the February Portfolios, for the fiscal year ended September 30, 2009, for the September Portfolios, and for the fiscal year ended May 31, 2009, for the May Portfolios of the Trust, and the semi-annual reports, including the unaudited financial statements for the May Portfolios for the semi-annual period ended Novemeber 30, 2009, and the unaudited financial statements for the February Portfolios for the semi-annual period ended August 31, 2009, are hereby incorporated herein by reference.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ---

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        -------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

Variable Rate Demand Obligations
--------------------------------

     S&P:

        SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

        SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S:

        VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                           WELLS FARGO MASTER TRUST
                               FILE NO. 811-9689

                                     PART C
                               OTHER INFORMATION


Item 28. Exhibits.
         --------


       EXHIBIT
        NUMBER           DESCRIPTION
--------------------     -----------------------------------------------------------------------------------------
 (a)                 -   Amended and Restated Declaration of Trust, incorporated by reference to Amendment No.
                         19, filed April 11, 2005.

 (b)                 -   Not Applicable.

 (c)                 -   Not Applicable.

 (d)  (1)            -   Amended and Restated Investment Advisory Agreement with Wells Fargo Funds
                         Management, LLC, incorporated by reference to Amendment No. 27, filed January 31,
                         2006; Schedule A thereto, incorporated by reference to Amendment No. 58, filed January
                         28, 2009.

      (2)   (i)      -   Amended and Restated Investment Sub-Advisory Contract with Wells Capital
                         Management Incorporated, incorporated by reference to Amendment No. 33, filed June 26, 2006; Appendix A and Schedule A, incorporated by reference to
                         Amendment No. 58, filed January 28, 2009.

            (ii)     -   Investment Sub-Advisory Contract with Galliard Capital Management, Inc., incorporated by reference to Amendment No. 4, filed August 31, 2001; Appendix A and Schedule A, incorporated by reference to Amendment No.27, filed Janaury 31, 2006.

            (iii)    -   Not applicable.

            (iv)     -   Investment Sub-Advisory Contract with Smith Asset Management Group, L.P., incorporated by reference to Amendment No. 4, filed August 31, 2001; Appendix A,
                         Schedule A, and Appendix A to Schedule A, incorporated by reference to Amendment No.
                         19, filed April 11, 2005.

            (v)      -   Investment Sub-Advisory Contract with Peregrine Capital Management, Inc., incorporated by reference to Amendment No. 33, filed June 26, 2006; Appendix A and Schedule A, incorporated by reference to Amendment No. 41, filed June 6, 2007.

            (vi)     -   Investment Sub-Advisory Contract with Cadence Capital Management, incorporated by reference to Amendment No. 24, filed, filed September 1, 2005; Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.

            (vii)    -   Investment Sub-Advisory Contract with Systematic Financial Management, L.P., incorporated by reference to Amendment No. 12, filed October 1, 2003; Appendix A and
                         Appendix B, incorporated by reference to Amendment No.27, filed Janaury 31, 2006.

            (viii)   -   Investment Sub-Advisory Contract with Evergreen Investment Management Company
                         LLC, incorporated by reference to Amendment No. 59, filed March 2, 2009.

            (ix)     -   Investment Sub-Advisory Contract with Artisan Partners Limited Partnership, incorporated by reference to Amendment No. 16, filed October 6, 2004; Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.

            (x)      -   Not applicable.

            (xi)     -   Investment Sub-Advisory Contract with Cooke & Bieler, L.P., incorporated by reference to Amendment No. 17, filed December 6, 2004; Appendix A and Appendix B, incorporated by reference to Amendment No. 27, filed January 31,2006.

            (xii)    -   Investment Sub-Advisory Contract with LSV Asset Management, incorporated by reference to Amendment No. 19, filed April 11, 2005; Appendix A and Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.

            (xiii)   -   Amended and Restated Investment Sub-Advisory Contract with SSgA Funds
                         Management, Inc. incorporated by reference to Amendment No. 33, filed June 26, 2006;
                         Appendix B thereto, incorporated by reference to Amendment No. 65, filed September 28,
                         2009.

(e)                  -   Not applicable pursuant to General Instruction (B)(2)(b).

(f)                  -   Not Applicable.

(g)   (1)            -   Amended and Restated Custody Agreement with Wells Fargo Bank N.A., incorporated by reference to Amendment No. 19, filed April 11, 2005; Appendix A, incorporated by reference to Amendment No. 58, filed January 28, 2009.

            (i)      -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                         Amendment No. 19, filed April 11, 2005; Exhibit A, incorporated by reference to
                         Amendment No. 37, filed January 31, 2007, and Exhibit B, incorporated by reference to
                         Amendment No. 33, filed June 26, 2006.

      (2)            -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Master
                         Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Amendment No. 58, filed January 28, 2009; Schedule 1 thereto, incorporated by reference to Amendment No. 50, filed June 27, 2008. Schedule 2 thereto, incorporated by reference to Amendment No. 44, filed October 1, 2007; Schedule 4 thereto, incorporated by reference to Amendment No. 65, filed September 28, 2009.

      (3)            -   Master Custodian Agreement with State Street Bank and Trust Company, incorporated by reference to Amendment No. 65, filed September 28, 2009.

(h)   (1)            -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Amendment No. 4, filed August 31, 2001; Appendix A, incorporated by reference to Amendment No. 58, filed January 28, 2009.

      (2)            -   Placement Agency Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Amendment No. 19, filed April 11, 2005; Schedule I, incorporated by reference to Amendment No. 58, filed January 28, 2009.

      (3)            -   Amended and Restated Accounting Services Agreement with PFPC Inc., along with
                         Amended and Restated Letter Agreement, incorporated by reference to Amendment No.
                         19, filed April 11, 2005; Exhibit A thereto, incorporated by reference to Amendment No.
                         58, filed January 28, 2009.

(i)                  -   Not applicable, pursuant to General Instruction (B)(2)(b).

(j)                  -   Not applicable, pursuant to General Instruction (B)(2)(b).

(k)                  -   Not applicable, pursuant to General Instruction (B)(2)(b).

(l)                  -   Not applicable.

(m)                  -   Not applicable.

(n)                  -   Not applicable.

(p)   (1)            -   Joint Code of Ethics for Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells
                         Fargo Variable Trust, incorporated by reference to Amendment No. 52, filed September
                         26, 2008.

      (2)            -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                         Distributor, LLC, incorporated by reference to Amendment No. 58, filed January 28,
                         2009.

      (3)            -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to
                         Amendment No. 63, filed June 26, 2009.

      (4)            -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to
                         Amendment No. 63, filed June 26, 2009.

      (5)            -   Not applicable.

      (6)            -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to
                         Amendment No. 63, filed June 26, 2009.

      (7)            -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                         Amendment No. 50, filed June 27, 2008.

      (8)            -   Cadence Capital Management Code of Ethics, incorporated by reference to Amendment
                         No. 41, filed June 6, 2007.

      (9)            -   Systematic Financial Management, L.P., Code of Ethics, incorporated by reference to
                         Amendment No. 50, filed June 27, 2008.

      (10)           -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Amendment No. 63, filed June 26, 2009.

      (11)           -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to
                         Amendment No. 50, filed June 27, 2008.

      (12)           -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Amendment No. 50, filed June 27, 2008.

      (13)           -   SSgA Funds Management Code of Ethics, incorporated by reference to Amendment No.
                         33, filed June 26, 2006; Amendment to the State Street Global Advisors/SSgA Funds
                         Management, Inc. code of Ethics, incorporated by reference to Amendment No. 42, filed
                         June 29, 2007.


Item 29. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------


     Registrant believes that no person is controlled by or under common control with Registrant.


Item 30. Indemnification.
         ---------------


     Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary or appropriate.


Item 31. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for all of the Registrant's investment portfolios, and for certain other registered open-end management investment companies. For providing those services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Portfolios of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Smith Asset Management, L.P. ("Smith"), serves as sub-adviser to the Disciplined Growth Portfolio of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Smith is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Cadence Capital Management ("Cadence") serves as sub-adviser to the Large Cap Appreciation Portfolio. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio. The descriptions of Systematic in Parts A and B of the registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (h) LSV Asset Management ("LSV") serves as the sub-adviser to the International Value Portfolio. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (i) Artisan Partners Limited Partnership ("Artisan") serves as the sub-adviser to the International Growth Portfolio. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) SSgA Funds Management, Inc. (SSgA) serves as the sub-adviser to the Diversified Fixed Income Portfolio, Diversified Stock Portfolio and International Index Portfolio. The descriptions of SSgA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of SSgA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("C&B") serves as the sub-adviser to the C&B Large Cap Value Portfolio. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of C&B is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Evergreen Investment Management Company, LLC ("Evergreen Investments") serves as sub-adviser to the International Core Portfolio. The descriptions of Evergreen Investments in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Evergreen Investments is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Item 32. Principal Underwriters.
         ----------------------


     (a) Wells Fargo Funds Distributor, LLC, placement agent for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                    (2)                                 (3)
NAME AND PRINCIPAL BUSINESS                POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
ADDRESS                                            UNDERWRITER                             FUND
------------------------------------ -------------------------------------- ---------------------------------

Karla M. Rabusch                     Chairman of the Board                  President
Wells Fargo Funds Management
525 Market Street, 12th Floor
San Francisco, CA 94105

Cara Peck                            Director, President and Secretary      None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                               None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer (FINOP)   None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

Carol J. Lorts                       Chief Compliance Officer               Assistant Secretary
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Samuel H. Hom                        Anti-Money Laundering Compliance       Anti-Money Laundering Compliance
Wells Fargo Funds Distributor, LLC   Officer                                Officer
525 Market Street, 12th Floor
San Francisco, CA 94105

Randy Henze                          Director                               None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

     (c) Not Applicable.


Item 33. Location of Accounts and Records.
         --------------------------------


     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105 .

     (c) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as placement agent at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (d) Wells Fargo Bank, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (e) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (f) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (g) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479.

     (h) Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (i) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, MA 02110.

     (j) Schroder Investment Management North America Inc. maintains all Records relating to its prior service as investment sub-adviser for the International Portfolio (through July 19, 2002) at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (k) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (l) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (m) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (n) SSgA Funds Management maintains all Records relating to its services as investment sub-adviser at. One Lincoln Street, Boston, MA 02111.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Evergreen Investment Management Company, LLC maintains all Records relating to its services as investment sub-adviser at 200 Berkeley Street, Boston, MA 02116-5034.


Item 34. Management Services.
         -------------------


     Other than as set forth under the captions "Management, Organization and Capital Structure" in Part A of this Registration Statement and "Management of the Trust" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 35. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 13th day of January, 2010.


                                WELLS FARGO MASTER TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

                           WELLS FARGO MASTER TRUST
                               FILE NO. 811-9689

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------- -----------
NONE     NONE